SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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Preliminary Proxy Statement
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Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

eCollege.com _____________________________________________________________________________________________ (Name of Registrant as Specified in Its Charter)
_____________________________________________________________________________________________ (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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__________________________________________________________

eCollegesm

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the ''Annual Meeting'') of eCollege.com (the ''Company''), which will be held on August 14, 2002, at 10:00 a.m., local time, at 4900 S. Monaco Street, Denver, Colorado 80237.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals: (i) to elect six (6) directors of the Company, (ii) to approve the amendment and restatement of the Company's 1999 Stock Incentive Plan, (iii) to ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002, and (iv) to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, the Company's Board of Directors has unanimously approved the proposals and recommends that you vote FOR each such proposal.

After reading the Proxy Statement, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope as promptly as possible. If you decide to attend the Annual Meeting and would prefer to vote in person, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

A copy of the Company's 2001 Annual Report has been mailed concurrently with this document to all stockholders entitled to notice of and to vote at the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,
s/ Oakleigh Thorne Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
July 15, 2002

IMPORTANT

PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE, IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

__________________________________________________________

eCollege.com
10200 A East Girard Avenue
Denver, Colorado 80231

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 14, 2002

To the Stockholders of eCollege.com:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of eCollege.com, a Delaware corporation (the ''Company''), will be held on August 14, 2002, at 10:00 a.m., local time, at 4900 S. Monaco Street, Denver, Colorado 80237, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

  To elect six (6) directors to serve for one-year terms ending in the year 2003 or until successors are duly elected and qualified;

  To approve the amendment and restatement of the Company's 1999 Stock Incentive Plan (the "Option Plan");

  To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002; and

  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof, including the election of any director if any of the above nominees is unable to serve or for good cause will not serve.

Only stockholders of record at the close of business on June 20, 2002 are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed between the record date and the date of the meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the executive offices of the Company.

All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one proxy because your shares are registered in different names and/or addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your proxy at any time prior to the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted. The prompt return of your proxy card will assist us in preparing for the Annual Meeting.

We look forward to seeing you at the Annual Meeting.

Sincerely yours,
s/ Oakleigh Thorne Oakleigh Thorne Chief Executive Officer and Chairman of the Board

Denver, Colorado
July 15, 2002

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. IN ANY EVENT, TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE ENCLOSED FOR THAT PURPOSE.

__________________________________________________________

eCollege.com
10200 A East Girard Avenue
Denver, Colorado 80231

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 14, 2002

General

The enclosed proxy (''Proxy'') is solicited on behalf of the Board of Directors of eCollege.com, a Delaware corporation (the ''Company''), for use at the Annual Meeting of Stockholders to be held on August 14, 2002 (the ''Annual Meeting''). The Annual Meeting will be held at 10:00 a.m., local time, at 4900 S. Monaco Street, Denver, Colorado 80237. These proxy solicitation materials were mailed on or about July 15, 2002 to all stockholders entitled to vote at the Annual Meeting.

Voting

The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On June 20, 2002, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 16,368,190 shares of the Company's Common Stock, $.01 par value (''Common Stock''), were issued and outstanding. No shares of the Company's preferred stock were outstanding. Each stockholder is entitled to one vote for each share of Common Stock held by such stockholder on June 20, 2002. Stockholders may not cumulate votes in the election of directors.

All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Directors are elected by a plurality vote. Proposal 2, approving certain amendments to the Option Plan and Proposal 3, the ratification of KPMG LLP as the Company's independent auditors for the fiscal year ending December 31, 2002, will be decided by the affirmative vote of the holders of a majority of shares present in person or represented by proxy and entitled to vote on such matter. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions and broker non-votes are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions with respect to any matter other than the election of directors will be treated as shares present or represented and entitled to vote on that matter and will thus have the same effect as negative votes. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are deemed not to be entitled to vote on the matter and accordingly are not counted for purposes of determining whether stockholder approval of that matter has been obtained.

Proxies

If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified on that form. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of each director proposed by the Board of Directors unless the authority to vote for the election of any such director is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2 and 3 described in the accompanying Notice and Proxy Statement and, with respect to any other proposals properly brought before the Annual Meeting, as the Board of Directors recommends. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company, at the Company's principal executive offices, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.

Solicitation

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. Such individuals, however, will not be compensated by the Company for those services. The Company does not presently intend to solicit proxies other than by mail.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

At the Annual Meeting, six directors are to be elected to serve until the next Annual Meeting of Stockholders or until a successor for such director is elected and qualified, or until the death, resignation, or removal of such director. The Board of Directors currently consists of five directors; however, the Board of Directors has adopted a resolution increasing the number of directors which will constitute the Board of Directors to six. It is intended that the proxies will be voted for the six nominees named below for election to the Board of Directors unless authority to vote for any such nominee is withheld. With the exception of Douglas Kelsall, all of the nominees are currently directors of the Company who were elected by the stockholders at the last annual meeting. Each person nominated for election has agreed to serve if elected, and the Board of Directors has no reason to believe that any nominee will be unavailable or will decline to serve. In the event, however, that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below. The six candidates receiving the highest number of the affirmative votes of the shares entitled to vote at the Annual Meeting will be elected directors of the Company.

NOMINEES

     Set forth below is information regarding the nominees to the Board of Directors.

Name	Position(s) with the Company	Age	First Elected Director
Oakleigh Thorne	Chairman and Chief Executive Officer	44	1998
Jack W. Blumenstein.	Director	59	1998
Christopher E. Girgenti(1)(2).	Director	38	1997
Jeri L. Korshak(1)(2).	Director	47	1999
Robert H. Mundheim(1)(2).	Director	69	2001
Douglas H. Kelsall	Executive Vice President, Chief Financial Officer, Secretary and Treasurer	48	N/A
__________
(1) Member of the Compensation Committee
(2) Member of the Audit Committee

Business Experience Of Nominees For Election As Directors

Oakleigh Thorne has served as the Company's Chief Executive Officer since May 30, 2000 and as a member of the Board of Directors since February 1998. Mr. Thorne has been Chairman and Chief Executive Officer of TBG Information Investors, LLC and the co-President of Blumenstein/Thorne Information Partners, L.L.C. since October 1996, and is a co-founder of these private equity investment firms. TBG, a partnership with GS Capital Partners II, is a private equity fund that focuses on capital transactions in the information industry. Prior to that time, from September 1986 to August 1996, Mr. Thorne served in various management positions, including most recently as President and Chief Executive Officer of CCH Incorporated, a leading provider of tax and business law information, software, and services. Mr. Thorne serves on the boards of directors of Bigchalk.com, SCP Communications, Inc. and ShopperTrakRCT, Inc. Mr. Thorne is also Chairman of Trout Unlimited and is a member of various charitable boards, including the Art Institute of Chicago and Lake Forest Open Lands.

Jack W. Blumenstein has served as a member of the Company's Board of Directors since January 1998. Mr. Blumenstein has been the President of TBG Information Investors, LLC, and the co-President of Blumenstein/Thorne Information Partners, L.L.C. since October 1996, and is a co-founder of these private equity investment firms. From October 1992 to September 1996, Mr. Blumenstein held various positions with The Chicago Corporation (now ABN AMRO, Inc.), serving most recently as Executive Vice President, Debt Capital Markets Group and a member of the Board of Directors. Mr. Blumenstein was President and CEO of Ardis, a joint venture of Motorola and IBM, and has held various senior management positions in product development and sales and marketing for Rolm Corporation and IBM. Mr. Blumenstein also presently serves on the boards of directors of AirCell, Inc., SCP Communications, Inc. and ShopperTrakRCT, Inc.

Christopher E. Girgenti has served as a member of the Company's Board of Directors since June 1997. Mr. Girgenti has been Senior Managing Director of New World Equities, Inc. since November 1996 and Managing Director of New World Venture Advisors, LLC since January 1998. From April 1994 through October 1996, Mr. Girgenti served as Vice President and was co-head of the technology investment banking group of The Chicago Corporation (now ABN AMRO, Inc.). He has held various corporate finance positions with Kemper Securities, Inc. and KPMG Peat Marwick. Mr. Girgenti is a Chartered Financial Analyst. Mr. Girgenti presently serves on the advisory board of Illinois Technology Enterprise Corporation - Evanston and also serves on the boards of directors of Tavve Software Company and AirCell, Inc.

Jeri L. Korshak has served as a member of the Company's Board of Directors since February 1999. Ms. Korshak has over twenty years of experience in marketing and business development. Ms. Korshak served as Senior Vice President of Marketing and Business Development for AuraServ Communications from June 2000 to March 2001 and Vice President of Strategy for MediaOne Group from June 1998 to June 2000. Ms. Korshak was Vice President and General Manager of US WEST Dex-Mountain Region from September 1995 to May 1998, and Vice President and General Manager of Interactive Television of US WEST Multimedia from November 1994 to September 1995. In these and other positions, Ms. Korshak has been involved in developing and introducing interactive services.

Robert H. Mundheim has served as a member of the Company's Board of Directors since January 2001. Mr. Mundheim has been Of Counsel to Shearman & Sterling since March 1999. Mr. Mundheim formerly held the position of Senior Executive Vice President and General Counsel of Salomon Smith Barney Holdings Inc. Before that he was Executive Vice President and General Counsel of Salomon Inc., a firm which he joined in September 1992. Prior to joining Salomon Inc., Mr. Mundheim was co-Chairman of the New York law firm of Fried, Frank, Harris, Shriver & Jacobson. Until 1992 Mr. Mundheim was the University Professor of Law and Finance at the University of Pennsylvania Law School, where he had taught since 1965. He served as Dean of that institution from 1982 through 1989. Among his other professional activities, Mr. Mundheim has been General Counsel to the U.S. Treasury Department (1977-1980); Special Counsel to the Securities and Exchange Commission (the "SEC") (1962-1963); and Vice Chairman, Governor-at-Large and a member of the Executive Committee of the National Association of Securities Dealers (1988-1991). He is a trustee and President of the American Academy in Berlin, a trustee of the New School University and a member of the Council of the American Law Institute, board member of the Salzburg Seminar, and President of the Appleseed Foundation. He served as a member of the ABA Commission on Multidisciplinary Practice and on the Bar Association of the City of New York's Commission on the Future of CUNY.

Douglas H. Kelsall was named Executive Vice President on November 30, 2000 and has served as the Company's Chief Financial Officer and Treasurer since September 1999 and as the Company's Secretary since November 2000. From July 1997 to August 1999, Mr. Kelsall served as Chief Financial Officer of TAVA Technologies, Inc.; from December 1995 to June 1997, he served as Chief Financial Officer of Evolving Systems, Inc.; from June 1993 to December 1995, he served as President of Caribou Capital Corporation. Prior to that time, Mr. Kelsall served in various management and vice president positions at Colorado National Bank. Mr. Kelsall holds a Bachelor of Arts degree from the University of Colorado and a Master of Business Administration degree from the University of Denver. Mr. Kelsall presently serves on the board of directors of Caribou Capital Corporation.

Board Meetings And Committees

The Board of Directors held seven meetings during fiscal year 2001. Each member of the Board of Directors during fiscal year 2001 attended or participated in ninety percent (90%) or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the fiscal year and (ii) the total number of meetings held by all committees on which such director served during the past fiscal year. The Board of Directors has a Compensation Committee and an Audit Committee.

The Compensation Committee of the Board of Directors held four meetings during fiscal year 2001 and approved grants of options and other actions by written consent from time to time as needed. The Compensation Committee is currently comprised of Directors Mundheim (Chairman), Girgenti, and Korshak. The Compensation Committee reviews and approves the salaries, supplemental compensation and benefits of the Company's officers and the Company's five most highly paid employees, and reviews general policy matters relating to compensation and benefits of the Company's employees. The Compensation Committee also administers the Company's stock option and stock purchase plans.

The Audit Committee of the Board of Directors held eight meetings during fiscal year 2001. The Audit Committee, which is currently comprised of Directors Girgenti (Chairman), Mundheim and Korshak, reviews with the Company's independent auditor the scope and timing of its audit services, the auditor's report on the Company's financial statements following completion of its audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee will make annual recommendations to the Board of Directors for the appointment of independent auditors for the ensuing year.

Director Compensation

All non-employee directors are reimbursed for their reasonable travel expenses incurred in connection with attending the Company's meetings. In addition, during the fiscal year 2001, Director Korshak was entitled to receive $10,000 for her board service and an additional $2,500 for her service on each committee on which she served. If Proposal Two relating to the Option Plan is approved, then no cash payments for board or committee service will be made to any director during fiscal year 2002.

During the fiscal year 2001, any non-employee director who was to receive cash compensation for board and/or committee service was able to elect to apply all or any portion of the annual retainer fee to the acquisition of a special option grant under the Director Fee Option Grant Program of the Option Plan. Each non-employee director who, prior to the first day of the calendar year, files an election with respect to the annual retainer fee will automatically be granted an option under the Director Fee Option Grant Program on the first trading day in January in the calendar year for which that fee would otherwise be payable. Prior to the end of the calendar year 2000, Ms. Korshak elected to apply her annual retainer fee to the acquisition of an option and, on January 1, 2001, Ms. Korshak was granted an option to purchase 5,555 shares of Common Stock. This option was granted at an exercise price equal to thirty-three and one-third percent (33-1/3%) of the fair market value of the Common Stock at the date of grant. Please note that if the Company's stockholders approve Proposal Number 2, the Director Fee Option Grant Program will be terminated.

Pursuant to the Automatic Option Grant Program of the Option Plan (as in effect prior to the amendment and restatement of the Option Plan in June 2002), when an individual who has not previously been in the employ of the Company first becomes a non-employee member of the Board, he or she will receive an automatic option grant for 5,000 shares of Common Stock. In addition, on the date of each annual stockholders meeting, each non-employee director who has served as a non-employee Board member for at least six months, whether or not such individual has been in the prior employ of the Company, will be granted an option to purchase 2,500 shares of Common Stock.

Please note that if the Company's stockholders approve Proposal Number 2, the terms of the Automatic Option Grant Program will change substantially. See the heading "Programs - Automatic Award Program" of Proposal Number 2 for the details of the program as it is proposed to be changed.

Lastly, directors are also eligible to receive option grants under the Discretionary Option Grant Program of the Option Plan. On April 23, 2001, Mr. Mundheim was granted an option to purchase 95,000 shares of Common Stock as compensation for his service as a director. The option is exercisable in sixty (60) successive equal monthly installments upon Mr. Mundheim's completion of each month of Board service. The option was granted with an exercise price of $3.85. The option is subject to a special acceleration event if all three of the following events occur: i) Oakleigh Thorne no longer serves as Chairman of the Board, and ii) Oakleigh Thorne no longer serves as Chief Executive Officer of the Company, and, iii) Oakleigh Thorne's replacement or replacements are not acceptable to Mr. Mundheim in his sole discretion (''Special Acceleration Event''). If the Special Acceleration Event occurs on or before January 23, 2004, then 50% of the outstanding unvested shares subject to the option held by Mr. Mundheim automatically vests so that such option will become fully vested and exercisable. If such Special Acceleration Event happens after January 23, 2004, then 100% of the shares subject to the option held by Mr. Mundheim automatically vests so that such option will become fully vested and exercisable.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the election of all of the nominees listed above.

PROPOSAL NO. 2

APPROVAL OF AMENDMENT AND RESTATEMENT OF THE OPTION PLAN

The Company stockholders are being asked to approve the amendment and restatement of the Option Plan which includes the following:

    the elimination of the feature of the Option Plan that automatically increased the share reserve, on the first day of each calendar year beginning with 2000, by an amount equal to 3% of the shares of Common Stock outstanding on the last trading day of the preceding year (the "Evergreen Feature") so that the maximum number of shares available for issuance under the Option Plan will stay at 4,599,985 shares unless and until the stockholders approve an increase;

    the changes to the Automatic Option Grant Program described under the heading "Programs - Automatic Award Program" below;

    the elimination of the Director Fee Option Grant Program; and

    the elimination of the Salary Investment Option Grant Program.

The amendment and restatement of the Option Plan, a copy of which is attached to the Proxy Statement as Appendix A, was authorized by the Board of Directors on July 1, 2002 and is subject to stockholder approval at the Annual Meeting.

The Evergreen Feature is being eliminated so that the share reserve of the Option Plan does not increase faster than the Company's need for such shares. The changes to the Automatic Option Grant Program will allow the Company to offer a more meaningful equity incentive package in order to attract and retain highly qualified individuals to serve as non-employee directors. Due to the changes in the Automatic Option Grant Program, the Board of Directors felt that the Director Fee Option Grant Program was no longer necessary. The Salary Investment Option Grant Program is being eliminated to remove the ability to grant options with below market exercise prices under the Option Plan.

The following is a summary of the principal features of the amended and restated Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to the Company at 10200 A East Girard Avenue, Denver, Colorado 80231.

General

The Option Plan consists of three separate equity incentive programs: (a) the Discretionary Option Grant Program, (b) the Stock Issuance Program, (c) and the Automatic Award Program for non-employee directors. The principal features of each program are described below.

Administration

The Board of Directors has delegated the authority to administer the Discretionary Option Grant and Stock Issuance Programs to the Compensation Committee. However, the Board of Directors may at any time appoint a secondary committee of one or more directors to have separate but concurrent authority with the Compensation Committee to make option grants and stock issuances under those two programs to individuals other than executive officers and non-employee directors.

However, neither the Compensation Committee nor any secondary committee will exercise any administrative discretion under the Automatic Award Program. All grants under this program will be made in strict compliance with the express provisions of such program.

The term "plan administrator," as used in this summary, will mean the Compensation Committee and any secondary committee, to the extent each such entity is acting within the scope of its administrative authority under the Option Plan.

Share Reserve

As of June 20, 2002, 4,599,985 shares of Common Stock have been reserved for issuance over the term of the Option Plan. Such share reserve consists of (a) the shares of Common Stock initially reserved for issuance under the Option Plan (including the shares of Common Stock subject to the outstanding options under the Company's 1997 Stock Option Plan (the "Predecessor Plan") which were transferred to the Option Plan) plus (b) the shares added to the reserve pursuant to the Evergreen Feature of the Option Plan, as in effect prior to its amendment and restatement. As part of the Amendment and Restatement of the Option Plan, this feature was eliminated.

The shares of Common Stock issuable under the Option Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock that the Company acquires, including shares purchased on the open market.

Shares subject to any outstanding options under the Option Plan (including options transferred from the Predecessor Plan) which expire or otherwise terminate prior to exercise in full will be available for subsequent issuance. Unvested shares issued under the Option Plan which the Company subsequently purchases, at the option exercise or direct issue price paid per share, pursuant to the Company's purchase rights under the Option Plan will be added back to the number of shares reserved for issuance under the Option Plan and will accordingly be available for subsequent issuance. However, any shares subject to stock appreciation rights exercised under the Option Plan will not be available for reissuance.

Changes in Capitalization

In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (a) the maximum number and/or class of securities issuable under the Option Plan, (b) the maximum number and/or class of securities for which any one person may be granted stock options, separately exercisable stock appreciation rights and direct stock issuances under the Option Plan per calendar year, (c) the class of securities for which grants/issuances are subsequently to be made under the Automatic Award Program to new and continuing non-employee directors, (d) the number and/or class of securities and the exercise price per share in effect under each outstanding option, and (e) the number and/or class of securities and the exercise price per share in effect under each outstanding option transferred from the Predecessor Plan to the Option Plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the Option Plan or the outstanding options thereunder.

Eligibility

Employees, non-employee directors and independent consultants in the Company's service or in the service of its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the Discretionary Option Grant and Stock Issuance Programs. Participation in the Automatic Award Program is limited to the non-employee directors.

As of June 20, 2002, approximately (a) 217 employees and four non-employee directors were eligible to participate in the Discretionary Option Grant and Stock Issuance Programs, and (b) four non-employee directors were eligible to participate in the Automatic Option Grant Program. Neither the Salary Investment Option Grant Program nor the Director Fee Option Grant Program was in effect on June 20, 2002.

Per Person Limitation

No participant in the Option Plan may receive option grants, separately exercisable stock appreciation rights or direct stock issuances for more than 500,000 shares of Common Stock in total per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this Proposal will also constitute approval of the Option Plan for Internal Revenue Code Section 162(m) purposes.

Stockholder Rights and Option Transferability

No optionee will have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. Options are not assignable or transferable other than by beneficiary designation, will or the laws of inheritance following the optionee's death. During the optionee's lifetime, incentive options may only be exercised by the optionee and non-statutory options may be transferred or assigned to (a) one or more members of the optionee's immediate family, (b) a trust or other entity in which the optionee or one or more family members hold more than 50% of the voting interests or (c) pursuant to a domestic relations order.

Valuation

The fair market value per share of Common Stock on any relevant date under the Option Plan is deemed to be equal to the closing selling price per share on that date on the Nasdaq National Market. On June 20, 2002, the fair market value per share of Common Stock determined on such basis was $3.70.

Amendment and Termination

The Board of Directors may amend or modify the Option Plan at any time, subject to any required shareholder approval pursuant to applicable laws and regulations. Unless sooner terminated by the Board of Directors, the Option Plan will terminate on the earliest of (a) September 16, 2009, (b) the date on which all shares available for issuance under the Option Plan have been issued as fully-vested shares or (c) the termination of all outstanding options in connection with certain changes in control or ownership of the Company.

Programs

Discretionary Option Grant Program

The plan administrator will have complete discretion under the Discretionary Option Grant Program to determine which eligible individuals are to receive option grants, the time or times when those grants are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, the vesting schedule (if any) to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than one hundred percent of the fair market value of a share of Common Stock on the grant date. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. However, one or more options may be structured so that they will be immediately exercisable for any or all of the option shares. The shares acquired under such immediately exercisable options will be subject to repurchase by the Company, at the exercise price paid per share, if the optionee ceases service prior to vesting in those shares.

Upon cessation of service, the optionee will have a limited period of time in which to exercise his or her outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

In the event there should occur a change in control of the Company, each outstanding option under the Discretionary Option Grant Program will automatically vest in full, unless assumed or otherwise continued in effect by the successor corporation or replaced with a cash incentive program which preserves the spread existing on the unvested option shares (the excess of the fair market value of those shares over the option exercise price payable for such shares) and provides for subsequent payout of that spread in accordance with the same vesting schedule in effect for those option shares. In addition, all unvested shares outstanding under the Discretionary Option Grant Program will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

A change in control will be deemed to occur upon (a) an acquisition of the Company by merger or asset sale, (b) the successful completion of a tender offer for more than 50% of the Company's outstanding voting stock or (c) a change in the majority of the Board of Directors effected through one or more contested elections for directorship.

Stock Issuance Program

Shares may be issued under the Stock Issuance Program at a price per share not less than their fair market value, payable in cash or through a full-recourse promissory note. Shares may also be issued as a bonus for past services without any cash outlay required of the recipient. Shares of Common Stock may also be issued under the program pursuant to share right awards that entitle the recipients to receive those shares upon the attainment of designated performance goals. The plan administrator has complete discretion under the program to determine which eligible individuals are to receive such stock issuances or share right awards, the time or times when those issuances or awards are to be made, the number of shares subject to each such issuance or award and the vesting schedule to be in effect for the stock issuance or share rights award.

The shares issued may be fully and immediately vested upon issuance or may vest upon the completion of a designated service period or the attainment of pre-established performance goals. However, the plan administrator has the discretionary authority at any time to accelerate the vesting of any and all unvested shares outstanding under the program.

Outstanding share right awards under the program will automatically terminate, and no shares of Common Stock will actually be issued in satisfaction of those awards, if the performance goals established for such awards are not attained. The plan administrator, however, has the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals are not attained.

All unvested shares outstanding under the Stock Issuance Program will immediately vest upon a change in control, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

Automatic Award Program

Under the Automatic Award Program, eligible non-employee directors will receive awards at the time they are initally appointed or elected to the Board and then annually will receive option grants for their participation on Board committees and for their service as a chariperson for a committee.

If stockholder approval of this Proposal is obtained:

  on the date of the Annual Meeting, Directors Blumenstein, Girgenti, and Korshak (but not Mundheim) will automatically receive an option worth $125,000;

  at the time a non-employee director, who has not previously been in the Company's employ, is initially elected or appointed to the Board of Directors, he or she will automatically receive an option worth $125,000;

  on the first business day in January (beginning in 2003), each non-employee director who is serving on a committee of the Board of Directors will automatically be granted an option worth $5,000 for each committee the director serves on; and

  on the first business day in January (beginning in 2003), each non-employee director who is acting as the chairperson of a committee of the Board of Directors will automatically be granted an additional option worth $5,000 for each committee the director chairs.

The option values will be determined on the date of grant based on the Black-Scholes model of option pricing. The shares subject to the initial awards (described in A and B above) will vest in a series of sixty successive monthly installments upon the director's completion of each month of Board service over the five-year period measured from the grant date. (Although Director Korshak's option will be granted on the date of the Annual Meeting, January 2, 2002 will be deemed to be the grant date of her option for purposes of determining the option value, setting the exercise price and establishing the vesting schedule for the option, based on Director Korshak's agreement to waive her 2002 option grant, purusant to the Automatic Option Grant Program and her 2002 annual retainer fee forservice on the Board of Directors and the Audit and Compansation Committees.) The shares subject to the annual option grants (described in C and D above) will vest in twelve equal monthly installments upon such director's completion of each month of service over the one-year period measured from the option grant date. Each initial and annual option grant will have a maximum term of six years, subject to earlier termination following the optionee's cessation of Board service.

If stockholder approval of this Proposal is not obtained:

  at the time a non-employee director is initially elected or appointed to the Board of Directors, he or she will receive an option grant for 5,000 shares of Common Stock, provided such individual has not previously been in the Company's employ, and on the date of each annual meeting of the Company's stockholders, each director who is to continue to serve as a non-employee director will automatically be granted a fully-vested option to purchase 2,500 shares of Common Stock, provided such individual has served as a director for at least six months.

The shares subject to each initial option grant (described in #1 above) will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service measured from the grant date. The shares subject to each annual option grant (described in #2 above) will vest upon such person's completion of one year of service measured from the option grant date. Each initial and annual option grant will have a maximum term of ten years, subject to earlier termination following the optionee's cessation of Board service.

Regardless of whether the Proposal is approved:

  each initial and annual option grant will be immediately exercisable for all of the option shares; however, any unvested shares purchased under these options will be subject to repurchase by the Company, at the exercise price paid per share, should the optionee cease Board service prior to vesting in those shares;

  the shares subject to each award granted under the Automatic Award Program will immediately vest in full upon certain changes in control or ownership or upon the optionee's death or disability while a director;

  following the optionee's cessation of Board service for any reason, each Automatic option grant will remain exercisable for up to twelve months and may be exercised during that time for any or all shares in which the optionee is vested at the time of such cessation of Board service;

  each initial and annual option grant will automatically include a stock appreciation right that gives the holder, upon the successful completion of a hostile tender offer for more than 50% of the Company's outstanding voting securities or a change in a majority of the Board of Directors as a result of one or more contested elections for directorship, the right to surrender the option to the Company in return for a cash distribution equal to the excess of (a) the fair market value per share at the time the option is surrendered or, if greater, the tender offer price paid per share in the hostile take-over, over (b) the exercise price payable per share under the surrendered option; and

  each initial and annual option grant will have an exercise price per share equal to the fair market value per share of Common Stock on the grant date.

Stockholder approval of this Proposal will also constitute pre-approval of each option granted under the Automatic Award Program on the basis of the amendments to such program which are the subject of this Proposal and the subsequent exercise of those options in accordance with the terms of the program summarized below.

Special Features

Acceleration of Vesting

The plan administrator has complete discretion to grant one or more options under the Discretionary Option Grant Program which will become exercisable for all the option shares in the event the optionee's service with the Company or the successor entity is terminated (actually or constructively) within a designated period (not more than eighteen months) following a change in control transaction in which those options are assumed or otherwise continued in effect. The vesting of outstanding shares under the Stock Issuance Program may also be structured to accelerate upon similar terms and conditions.

The plan administrator will have the discretion to structure one or more option grants under the Discretionary Option Grant Program so that those options will immediately vest upon a change in control, whether or not the options are to be assumed or otherwise continued in effect. The plan administrator may also structure stock issuances under the Stock Issuance Program so that those issuances will immediately vest upon a change in control.

Financial Assistance

The plan administrator may institute a loan program to assist one or more participants in financing the exercise of outstanding options under the Discretionary Option Grant Program or the purchase of shares under the Stock Issuance Program through full-recourse interest-bearing promissory notes. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of those shares.

Special Tax Election

The plan administrator may provide one or more holders of options or unvested share issuances under the Option Plan with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which such individuals become subject in connection with the exercise of those options or the vesting of those shares. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Limited Stock Appreciation Rights

The plan administrator is authorized to issue stock appreciation rights (similar to the ones described under the Automatic Award Program heading) under the Discretionary Option Grant Program.

Federal Income Tax Consequences

Option Grants

Options granted under the Option Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of a taxable disposition. For federal tax purposes, dispositions are considered to be either qualifying or disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one year after the date the option is exercised for those shares. If the sale or disposition occurs before these two requirements are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (a) the amount realized upon the sale or other disposition of the purchased shares over (b) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (1) the fair market value of those shares on the exercise date over (2) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (a) the fair market value of such shares on the option exercise date over (b) the exercise price paid for the shares. If the optionee makes a qualifying disposition, the Company will not be entitled to any income tax deduction.

Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (a) the fair market value of the shares on the date the repurchase right lapses over (b) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (1) the fair market value of the purchased shares on the exercise date over (2) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income, in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of Common Stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income.

The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Direct Stock Issuances

The tax principles applicable to direct stock issuances under the Option Plan will be substantially the same as those summarized above for the exercise of non-statutory option grants.

Deductibility of Executive Compensation

Any compensation deemed paid by the Company in connection with the disqualifying disposition of incentive stock option shares or the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will qualify as performance-based compensation for purposes of Code Section 162(m) provided the grant was approved by a committee comprised of two or more "outside directors." Therefore, this compensation will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, and accordingly, should be deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

Option grants or stock issuances made to employees or directors under the Option Plan that have exercise or issue prices that are equal to or greater than the fair market value per share on the grant or issue date will not result in any direct charge to the Company's reported earnings. However, the fair value of those options is required to be disclosed in the notes to the Company's financial statements, and the Company must also disclose, in footnotes to its financial statements, the pro-forma impact those options would have upon the Company's reported earnings were the fair value of those options at the time of grant treated as a compensation expense.

Option grants or stock issuances made to employees or directors under the Option Plan that have exercise or issue prices that are less than the fair market value per share on the grant or issue date will result in a direct compensation expense to the Company in an amount equal to the excess of such fair market value over the exercise or issue price. The expense must be amortized against the Company's earnings over the period that the option shares or issued shares are to vest.

Option grants made to non-employee consultants under the Option Plan will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the underlying option shares. Such charge will accordingly include the appreciation in the value of the option shares over the period between the grant date of the option and the vesting date of each installment of the option shares.

The number of outstanding options may affect the Company's earnings per share on a fully diluted basis.

Should one or more individuals be granted tandem stock appreciation rights under the Option Plan, then such rights would result in a compensation expense to be charged against the Company's reported earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of Common Stock subject to such outstanding stock appreciation rights has increased from the prior quarter-end would be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for those rights.

Option Transactions

The table below shows, as to the Named Executive Officers and the other individuals and groups indicated, the number of shares of Common Stock subject to option grants made under the Option Plan from January 1, 2001 through June 20, 2002, together with the weighted average exercise price payable per share. No direct stock issuances were made under the Option Plan during this time.
Name and Position	Number of Shares Subject to Option	Weighted Average Exercise Price Per Share
Oakleigh Thorne Chief Executive Officer and Director Nominee	202,312	$4.49
Douglas H. Kelsall Executive Vice President, Chief Financial Officer and Treasurer	25,000	$2.85
Nancy S. Roecker Former Senior Vice President and Chief Technology Officer	7,500	$2.85
Robert S. Haimes Vice President, Product and Market Management	16,000	$2.85
Mark S. Brodsky Vice President, Sales	7,500	$2.85
Charles P. Schneider Former President and Chief Operating Officer	75,000	$5.00
All current executive officers as a group (10)	490,812	$3.80
Jack W. Blumenstein Director Nominee	0	N/A
Christopher E. Girgenti Director Nominee	0	N/A
Jeri L. Korshak Director Nominee	5,555	$1.35
Robert H. Mundheim Director Nominee	95,000	$3.85
All current non-employee directors as a group (4)	100,555	$3.71
All employees, including current officers who are not executive officers, as a group (204)	291,073	$3.46

As of June 20, 2002, 1,976,266 shares of Common Stock were subject to outstanding options under the Option Plan, 714,522 shares had been issued under the Option Plan and 1,909,197 shares remained available for future issuance.

New Plan Benefits

No options have been granted to date under the Option Plan on the basis of the Amendment and Restatement of the Option Plan, which is the subject of this Proposal. However, if the Proposal is approved by the stockholders, then, on the date of this Annual Meeting, Directors Blumenstein, Girgenti, and Korshak will each be granted a non-statutory option worth $125,000. See "Programs - Automatic Award Program" above for more information.

Vote Required

The affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required for approval of this Proposal.

Recommendation of the Board of Directors

The Board of Directors deems this Proposal to be in the best interest of the Company and its stockholders and recommends a vote "FOR" approval of such Proposal. Unless authority to do so is withheld, the person(s) named in each proxy will vote the shares represented thereby "FOR" the approval of the amendment and restatement of the Option Plan.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC AUDITORS

The Company is asking the stockholders to ratify the appointment of KPMG LLP ("KPMG") as the Company's independent public auditors for the fiscal year ending December 31, 2002. The affirmative vote of the holders of a majority of the shares represented and voting at the Annual Meeting will be required to ratify the appointment of KPMG.

Stockholder ratification of the appointment of KPMG as the Company's independent auditors is not required by the Company's Bylaws or otherwise. However, the Board is submitting the appointment of KPMG to the stockholders for ratification as a matter of good corporate practice. In the event the stockholders fail to ratify the appointment, the Audit Committee of the Board of Directors will consider it as a direction to select other auditors. Even if the selection is ratified, the Board of Directors, upon the recommendation of the Audit Committee, may, in its discretion, direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

Arthur Andersen LLP ("Arthur Andersen") has audited the Company's financial statements annually since 1996. On the recommendation of the Company's Audit Committee, and the approval of the Company's Board of Directors, on June 28, 2002, the Company terminated Arthur Andersen's engagement, and engaged KPMG as the Company's new auditors, beginning with the annual audit for the fiscal year ending December 31, 2002, and quarterly reviews beginning with the second quarter of 2002.

Arthur Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as discussed in the following sentence. Arthur Andersen's report for the years ended December 31, 2001 and 2000 was modified with respect to a change in accounting principle. Effective January 1, 2000, the Company changed its method of accounting for certain revenue. During the Company's two most recent fiscal years ended December 31, 2001 and for the subsequent interim period through March 31, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such fiscal years.

Neither KPMG nor any of its members has any relationship with the Company or any of its affiliates except in the firm's capacity as the Company's auditors. During the two most recent fiscal years and the subsequent interim period through March 31, 2002, neither the Company nor anyone on behalf of the Company consulted KPMG regarding the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was either the subject of a disagreement or a reportable event.

KPMG's representatives are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Arthur Andersen representatives are not expected to be present at the Annual Meeting.

Audit Fees

The aggregate fees for professional services rendered by Arthur Andersen in connection with its audit of the Company's financial statements for the 2001 fiscal year were $55,000.

Financial Information Systems Design and Implementation Fees

Arthur Andersen did not provide the Company any services related to financial systems design and implementation during the 2001 fiscal year.

All Other Fees

Arthur Andersen billed the Company an aggregate of approximately $85,700 in fees for all other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001, including audit-related fees of $60,500 and other fees of $25,200. Audit-related fees include (i) reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the 2001 fiscal year, (ii) employee benefit plan audits, (iii) due diligence pertaining to potential business combinations, and (iv) evaluating the effects of various accounting issues and changes in professional standards. Other fees primarily related to tax planning and the preparation of tax returns of the Company.

Recommendation of the Board of Directors

The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the selection of KPMG LLP to serve as the Company's independent public auditors for the fiscal year ending December 31, 2002.

OWNERSHIP OF SECURITIES

The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Common Stock as of June 20, 2002 (unless otherwise stated in the footnotes) by (i) each stockholder that the Company knows is the beneficial owner of more than 5% of the Common Stock, (ii) each director and nominee for director, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the security holders has sole voting and investment power with respect to the shares beneficially owned, subject to community property laws, where applicable.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Shares Beneficially Owned
Oakleigh Thorne	3,623,234	(1)	20.8%
Douglas H. Kelsall	258,217	(2)	1.6%
Nancy S. Roecker	0		*
Robert S. Haimes	98,382	(3)	*
Mark S. Brodsky	57,429	(4)	*
Blumenstein/Thorne Information Partners I, L.P.	2,622,975	(5)	15.1%
New World Equities, Inc.	917,378	(6)	5.6%
Jack W. Blumenstein	2,627,475	(7)	15.1%
Christopher E. Girgenti	917,378	(8)	5.6%
Jeri L. Korshak	12,361	(9)	*
Robert H. Mundheim	28,500	(10)	*
Charles P. Schneider	10,500		*
R.A. Investment Group	1,072,223	(11)	6.6%
Wellington Management Company L.L.P.	1,000,000	(12)	6.1%
Lord Abbett & Co.	1,313,500	(13)	8.0%
AWM Investment Co.	1,020,346	(14)	6.2%
Oakleigh B. Thorne	722,222	(15)	4.4%
All executive officers and directors as a group	5,075,794	(16)	28.4%
__________
* Less than one percent.

(1)

Includes a fully vested option granted to Blumenstein/Thorne Information Partners I, L.P., to purchase up to 1,000,000 shares of Common Stock and options to purchase 59,007 shares of Common Stock exercisable within 60 days of June 20, 2002. Also includes 1,622,975 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. and 30,500 shares owned by the Oakleigh Thorne Irrevocable GST Trust. Mr. Thorne is a co-President of Blumenstein/Thorne Information Partners L.L.C, the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Thorne disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Thorne is 10200 A East Girard Avenue, Denver, Colorado 80231.

(2)

Includes options to purchase 218,162 shares of Common Stock exercisable within 60 days of June 20, 2002 and 18,055 shares of Common Stock issuable pursuant to a share right award. Also includes 4,500 shares held by Mr. Kelsall's spouse and 1,500 shares held by Mr. Kelsall's children.

(3)	Includes options to purchase 95,749 shares of Common Stock exercisable within 60 days of June 20, 2002.
(4)	Includes options to purchase 51,757 shares of Common Stock exercisable within 60 days of June 20, 2002.
(5)	Includes a fully vested option to purchase up to 1,000,000 shares of Common Stock. The address for Blumenstein/Thorne Information Partners I, L.P. is P.O. Box 871, Lake Forest, Illinois 60045.
(6)	The address for New World Equities, Inc. is 1603 Orrington Avenue, Suite 1070, Evanston, Illinois 60201.
(7)

Includes a fully vested option granted to Blumenstein/Thorne Information Partners I, L.P., to purchase up to 1,000,000 shares of Common Stock. Also consists of 1,622,975 shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. and 3,500 shares owned by the Jack Wray Blumenstein Contributory IRA and 1,000 shares owned by Mr. Blumenstein's spouse. Mr. Blumenstein is a co-President of Blumenstein/Thorne Information Partners L.L.C., the general partner of Blumenstein/Thorne Information Partners I, L.P. Mr. Blumenstein disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Blumenstein is P.O. Box 871, Lake Forest, Illinois 60045.

(8)

Consists of 917,378 shares beneficially owned by New World Equities, Inc., of which Mr. Girgenti is the Senior Managing Director. Mr. Girgenti disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest, if any. The address for Mr. Girgenti is 1603 Orrington Avenue, Suite 1070, Evanston, Illinois 60201.

(9)	Includes options to purchase 11,361 shares of Common Stock exercisable within 60 days of June 20, 2002.
(10)	Consists of options to purchase 28,500 shares of Common Stock exercisable within 60 days of June 20, 2002.
(11)

Consists of 943,556 shares of Common Stock held by R.A. Investment Group, 42,889 shares of Common Stock held by Nicholas J. Pritzker, as trustee of the Donrose Trust, 42,889 shares of Common Stock held by Marshall E. Eisenberg, as trustee of JBR Trust #4 and 42,889 shares of Common Stock held by Simon Zunamon, as trustee of T&M Childrens Trust; excludes an aggregate of 301,378 shares of Common Stock owned by such persons, as to which New World Equities, Inc. has the sole voting and dispositive power pursuant to certain nominee agreements; and excludes any other shares beneficially owned by New World Equities, Inc. or its owners. The address for such persons is 200 W. Madison Street, Suite 2500, Chicago, Illinois 60606.

(12)	The address for the Wellington Management Company L.L.P. is 75 State Street, Boston, Massachusetts 02109.
(13)	The address for Lord, Abbett & Company is 90 Hudson Street, Jersey City, New Jersey 07302.
(14)	The address for AWM Investment Company is 153 East 53rd Street, 55th floor, New York, New York 10022.
(15)

Excludes shares beneficially owned by Blumenstein/Thorne Information Partners I, L.P. Mr. Thorne is the beneficiary of a trust which is a limited partner in Blumenstein/Thorne Information Partners I, L.P. Mr. Thorne is the father of Oakleigh Thorne, the Company's Chief Executive Officer.

(16)	Includes 1,533,516 shares issuable upon the exercise of options exercisable within 60 days of June 20, 2002.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary Compensation

The following table provides certain summary information concerning the compensation earned by the Company's Chief Executive Officer and each of the other executive officers of the Company whose salary and bonus for the 2001 fiscal year was in excess of $100,000, for services rendered in all capacities to the Company for the last three fiscal years. In addition, Mr. Schneider is also included in the table because he would have been among the four most highly compensated executive officers of the Company on the last day of the 2001 fiscal year had he not resigned prior to the end of the fiscal year. No other executive officers who would have otherwise been includible in such table on the basis of salary and bonus earned for the 2001 fiscal year has been excluded by reason of his or her termination of employment or change in executive status. The listed individuals will be hereinafter referred to as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE

		Annual Compensation			Long Term Compensation Awards
Name and Principal Position(s)	Year	Salary	Bonus	Other Annual Compensation	Restricted Stock Award(s)	Securities Underlying Options/SARs	All Other Compensa-tion

Oakleigh Thorne (1)	2001	-	-	$12,941(2)	-	-	-
Chief Executive Officer	2000	(2)	-	$19,010(2)	-	1,000,000(2)	-
	1999	-	-	-	-	-	-

Douglas H. Kelsall (3)	2001	$185,000	-	-	$142,500(4)	25,000	-
Executive Vice President, Chief	2000	$171,541	$68,000	-	-	100,000	-
Financial Officer and Treasurer	1999	$40,815	$30,000	-	-	222,221(4)	-

Nancy S. Roecker (5)	2001	$180,000	-	$28,279(6)	-	7,500	-
Former Senior Vice President and	2000	$6,922	-	-	-	75,000	-
Chief Technology Officer	1999	-	-	-	-	-	-

Robert S. Haimes	2001	$180,000	-	-	-	16,000	-
Vice President, Product and	2000	$148,333	$54,000	-	-	15,000	-
Market Management	1999	$15,436	$9,121	-	-	90,000	-

Mark S. Brodsky	2001	$140,000	-	-	-	7,500	-
Vice President, Sales	2000	$115,625	$81,500	$31,957(7)	-	62,500	-
	1999	$75,000	-	$39,687(7)	-	2,834	-

Charles P. Schneider (8)	2001	$168,485	-	-	-	75,000(9)	$132,500(10)
Former President and	2000	$250,833	$120,000	-	-	125,000	-
Chief Operating Officer	1999	$102,750	$145,500(11)	-	-	435,555	-

(1)	Oakleigh Thorne has served as the Company's Chief Executive Officer since May 30, 2000.
(2)

In lieu of salary, bonus and benefits for Mr. Thorne during fiscal year 2000, the Company granted Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne, a fully vested option to purchase up to 1,000,000 shares of Common Stock. Of these 1,000,000 shares, 200,000 option shares have an exercise price of $3.875, the fair market value of the Company's Common Stock on the date of grant; 200,000 option shares have an exercise price of $3.875 per share, which was adjusted down from $15.00 per share, based on the Company's stock price having closed at or above $6.00 for at least thirty (30) consecutive days prior to June 1, 2005; 300,000 option shares have an exercise price of $15.00 per share, which shall be adjusted to $3.875 if the Company's stock price closes at or above $9.00 for at least thirty (30) consecutive days prior to June 1, 2005; and 300,000 option shares have an exercise price of $15.00 per share, which shall be adjusted to $3.875 if the Company's stock price closes at or above $14.00 for at least thirty (30) consecutive days prior to June 1, 2005 . The Company paid certain personal travel and living expenses for Mr. Thorne, which totaled $12,941 in 2001 and $19,010 in 2000.

(3)	Douglas H. Kelsall has served as the Company's Chief Financial Officer since September of 1999.
(4)

On June 21, 2001 Mr. Kelsall was given a share right award of up to 50,000 shares of Common Stock under the Option Plan in consideration for his services to the Company and his agreement to cancel an option to purchase 50,000 shares of Common Stock with an exercise price of $9.00, the market price of the Common Stock at the date of grant, that was granted to him in 1999. One third of the shares were issued on June 21, 2002, the one year anniversary of the award, and the balance will be issued in 24 successive equal monthly installments beginning in August 2002, provided Mr. Kelsall continues in employment with the Company. The shares will be fully vested upon issuance. On December 31, 2001, these restricted shares of Common Stock had a market value of $158,500. The Company recorded stock-based deferred compensation cost of $142,500, equal to the fair market value of the restriced common stock on June 21, 2001. The deferred compansation cost will be amortized on a straight-line basis through July 2, 2004.

(5)	Nancy S. Roecker served as the Company's Senior Vice President and Chief Technology Officer from December 2000 to February 2002. Her employment with the Company terminated in February 2002.
(6)	The Company paid Ms. Roecker $17,187 in living expenses and loaned her $11,092 in moving expenses, for which she issued a promissory note to the Company, during 2001.
(7)	Mark S. Brodsky received $31,957 and $39,687 in compensation for commissions related to sales in 2000 and 1999, respectively.
(8)

Charles P. Schneider served as the Company's President from November 2000 through July 2001 and as the Company's Chief Operating Officer from June 1999 through November 2000. His employment with the Company terminated in July 2001.

(9)

On July 2, 2001, the Compensation Committee of the Board of Directors awarded Mr. Schneider an option to purchase up to 75,000 shares of Common Stock under the Option Plan, as consideration for Mr. Schneider's services to the Company and his consent to extend the non-competition provisions of his employment agreement in connection with his departure from the Company. This option has a 5 year term and became exercisable on July 2, 2002. The exercise price of the option grant is $5.00 per share, which was above the fair market value of the Common Stock on the grant date ($3.10).

(10)	Pursuant to his employment agreement, Mr. Schneider executed a severance agreement with the Company and received severance pay in the amount of $132,500, equal to six months of his salary.
(11)	Mr. Schneider received a $108,000 signing and moving bonus in 1999 pursuant to his employment agreement.

Stock Options

The following table provides information on the option grants made to the Named Executive Officers during the fiscal year ended December 31, 2001. All grants were made under the Option Plan. No stock appreciation rights were granted to the Named Executive Officers during that fiscal year.

		Individual Grants
	Number of Securities Underlying Option	% of Total Options Granted to Employees in	Exercise Price	Expiration	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(1)
Name	Granted($)	Fiscal Year	($/Sh)	Date	5% ($)	10% ($)
Oakleigh Thorne	-	-	-	-	-	-
Douglas H. Kelsall	25,000(2)	4.4%	$2.85	6/20/11	$ 44,809	$ 56,125
Nancy S. Roecker	7,500(2)	1.3%	$2.85	6/20/11	$ 13,443	$ 16,838
Robert S. Haimes	16,000(2)	2.8%	$2.85	6/20/11	$ 28,678	$ 35,920
Mark S. Brodsky	7,500(2)	1.3%	$2.85	6/20/11	$ 13,443	$ 16,838
Charles P. Schneider	75,000(3)	13.1%	$5.00	7/1/06	$235,835	$295,395

(1)

There can be no assurance provided to any executive officer or other holder of the Company's securities that the actual stock price appreciation over the ten year option term will be at the 5% and 10% levels or at any other level. Unless the market price of the Common Stock appreciates so that it is higher than the exercise price, no value will be realized from those option grants.

(2)

Each option becomes exercisable one-third after one year and the remaining two-thirds in twenty-four successive equal monthly installments upon his or her completion of each additional month of service following the grant date. The option will become exercisable on an accelerated basis upon a liquidation or dissolution of the Company or a merger or consolidation in which there is a change in ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities unless the option is assumed by the surviving corporation. Except for the option granted to Mr. Schneider, each option has a ten-year maximum term.

(3)

On July 2, 2001, Mr. Schneider was awarded an option to purchase up to 75,000 shares of Common Stock under the Option Plan, as consideration for Mr. Schneider's services to the Company and his consent to extend the non-competition provisions of his employment agreement in connection with his departure from the Company. This option has a five-year term and became exercisable on July 2, 2002. The exercise price of the option grant is $5.00 per share, which was above the fair market value of the Common Stock on the grant date ($3.10).

Option Exercises and Holdings

The following table sets forth certain information concerning option exercises and holdings for the fiscal year ended December 31, 2001 with respect to each of the Named Executive Officers. No stock appreciation rights were exercised by the Named Executive Officers during such fiscal year, and no stock appreciation rights were held by them at the end of such fiscal year.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Shares Acquired	Value	Number of Securities Underlying Unexercised Options at December 31, 2001		Value of Unexercised In-the-Money Options at December 31, 2001(1)
Name	on Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Oakleigh Thorne	-	-	1,000,000(2)	-	$ 0	$ 0
Douglas H. Kelsall	-	-	157,988	139,233	$6,965	$15,785
Nancy S. Roecker	-	-	27,083	55,417	$ 0	$ 2,400
Robert S. Haimes	-	-	67,083	53,917	$2,089	$ 7,456
Mark S. Brodsky	-	-	34,531	42,969	$6,186	$ 3,957
Charles P. Schneider	8,334	$10,209(3)	-	75,000	$ 0	$ 0

(1)

Whether an option is ''in-the-money'' is determined by subtracting the exercise price of the option from the closing price for the Common Stock as reported by Nasdaq on December 31, 2001 ($3.17). If the amount is greater than zero, the option is ''in-the-money.'' For the purpose of such calculation, the exercise price per share is the applicable exercise price as of December 31, 2001 and does not reflect market price changes subsequent to December 31, 2001.

(2)	Granted to Blumenstein/Thorne Information Partners I, L.P., an investment fund affiliated with Mr. Thorne, and is fully vested.
(3)	Based upon the market price of the purchased shares on the exercise date less the option exercise price paid for those shares.

Equity Compensation Plans

The following table summarizes the status of the Company's equity compensation plans as of the end of fiscal year 2001:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans that have been approved by the Company's security holders: 1999 Stock Incentive Plan 1999 Stock Purchase Plan	1,720,321 N/A	$5.57 N/A	1,685,319 406,926
Equity Compensation Plans that have not been approved by the Company's security holders:	1,005,806	$10.49	--
Total	2,726,127		2,092,245
	=======	====	=======

Report on Repricing of Options

The Board of Directors believes that equity compensation is a critical component of the compensation package the Company offers to its employees because it promotes long-term retention, motivates high levels of performance and incentivizes employee contributions to the Company's success. Because the exercise price of Mr. Kelsall's option was so much higher than the Company's stock price at the time, the Board of Directors felt that the option was not fulfilling its purpose. Accordingly, on June 21, 2001, the Board of Directors, upon recommendation by the Compensation Committee, granted Mr. Kelsall a special share right award of up to 50,000 shares of Common Stock under the Option Plan in consideration for his services to the Company and his agreement to cancel an option to purchase 50,000 shares of Common Stock that had an exercise price of $9.00 and was granted to him in 1999. One third of the shares were issued on June 21, 2002, the one year anniversary of the award, and the balance will be issued in 24 successive equal monthly installments beginning in July 2002, provided Mr. Kelsall continues in employment with the Company. The shares will be fully vested upon issuance. No other employee or officer was granted such a right.

The following table sets forth certain information concerning the repricing, replacement or cancellation and regrant of options or other equity securities which has occurred after December 15, 1999 with respect to options held by the Company's executive officers:

10-YEAR OPTION REPRICINGS
Name	Date	Number of Securities Underlying Options/SARs Repriced or Amended	Market Price of Stock at Time of Repricing or Amendment	Exercise Price at Time of Repricing or Amendment	Exercise/ Issue Price of New Award	Length of Original Option Term Remaining at Date of Repricing or Amendment
Douglas H. Kelsall	6/21/2001	50,000	$2.85	$9.00	$2.85 (1)
(1)	Mr. Kelsall does not have to pay cash for these shares. His service will be consideration for them.

Submitted by:
Oakleigh Thorne Jack W. Blumenstein Christopher E. Girgenti Jeri L. Korshak Robert H. Mundheim
Members of the Board of Directors

Employment Contracts, Termination of Employment Agreements and Change of Control Arrangements

Mr. Kelsall. The Company has entered into an employment agreement with Mr. Kelsall. The agreement, as amended, sets an annual base salary for Mr. Kelsall of $185,000, which may be adjusted upward by the Board of Directors. In addition to a base salary, Mr. Kelsall is eligible for an annual bonus of up to $92,500, payable in cash. For the year ended December 31, 2001, the Company granted Mr. Kelsall an option to purchase up to 25,000 shares of Common Stock at an exercise price of $2.85 per share. These options are subject to vesting requirements. All unvested options vest upon a change of control of the Company. Mr. Kelsall is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Kelsall's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Kelsall with severance pay equal to six months of his base salary, unless his employment is terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period six months after termination of employment. Under these provisions, Mr. Kelsall may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Kelsall during the term of the agreement.

Mr. Haimes. The Company has entered into an employment agreement with Mr. Haimes. The agreement, as amended, sets an annual base salary for Mr. Haimes of $180,000, which may be adjusted upward or downward by the Board of Directors. In addition to a base salary, Mr. Haimes is eligible for an annual bonus of up to $72,000, payable in cash. For the year ended December 31, 2001, the Company granted Mr. Haimes an option to purchase up to 16,000 shares of Common Stock at an exercise price of $2.85 per share. These options are subject to vesting requirements. All unvested options vest upon a change of control of the Company. Mr. Haimes is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Haimes' employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Haimes with severance pay equal to one (1) week of his base salary, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period twelve months after termination of employment. Under these provisions, Mr. Haimes may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Haimes during the term of the agreement.

Mr. Brodsky. The Company has entered into an employment agreement with Mr. Brodsky. The agreement, as amended, sets an annual base salary for Mr. Brodsky of $140,000, which may be adjusted upward or downward by the Board of Directors. In addition to a base salary, Mr. Brodsky is eligible for an annual bonus of up to $140,000, payable in cash. For the year ended December 31, 2001, the Company granted Mr. Brodsky an option to purchase up to 7,500 shares of Common Stock at an exercise price of $2.85 per share. These options are subject to vesting requirements. All unvested options will vest upon a change of control of the Company. Mr. Brodsky is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Brodsky's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Brodsky with severance pay equal to one (1) week of his base salary, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period of twelve months after termination of employment. Under these provisions, Mr. Brodsky may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Brodsky during the term of the agreement.

Mr. Lindauer. The Company has entered into an employment agreement with Mr. Lindauer, the Company's Senior Vice President of Strategy and Business Development. The agreement sets an annual base salary for Mr. Lindauer of $170,000 which was increased per his agreement to $180,000 as of April 1, 2002. Mr. Lindauer's salary may be adjusted upward or downward by the Board of Directors. In addition to a base salary, Mr. Lindauer was eligible for a bonus of up to $14,875, payable in cash for the year ending December 31, 2001. For the year ended December 31, 2001, the Company granted Mr. Lindauer an option to purchase up to 75,000 shares of Common Stock at an exercise price of $4.00 per share. These options are subject to vesting requirements. All unvested options will vest upon a change of control of the Company. Mr. Lindauer is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Lindauer's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Lindauer with severance pay equal to six (6) months of his base salary, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period of six months after termination of employment. Under these provisions, Mr. Lindauer may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 6 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Lindauer during the term of the agreement.

Dr. Gould. The Company has entered into an employment agreement with Dr. Gould, the Company's Vice President of Academic and Government Affairs. The agreement sets an annual base salary for Dr. Gould of $147,000, which may be adjusted upward or downward by the Board of Directors. In addition to a base salary, Dr. Gould is eligible for an annual bonus of up to $48,000, payable in cash. On January 31, 2002, the Company issued to Dr. Gould an option to purchase up to 30,000 shares of Common Stock at an exercise price of $2.75 per share. These options are subject to vesting requirements. All unvested options will vest upon a change of control of the Company. Dr. Gould is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Dr. Gould's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Dr. Gould with severance pay equal to six (6) months of his base salary, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period of twelve months after termination of employment. Under these provisions, Dr. Gould may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that we own all ideas and inventions conceived by Dr. Gould during the term of the agreement.

Mr. Resmer. The Company entered into an employment agreement with Mr. Resmer, the Company's Chief Technology Officer. The agreement sets an annual base salary for Mr. Resmer of $190,000, which may be adjusted upward or downward by the Board of Directors. In addition to a base salary, Mr. Resmer is eligible for an annual bonus of up to $72,000, payable in cash. On April 1, 2002, the Company issued to Mr. Resmer an option to purchase up to 60,000 shares of Common Stock at an exercise price of $3.10 per share. These options are subject to vesting requirements. All unvested options will vest upon a change of control of the Company. Mr. Resmer is also entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Resmer's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Resmer with severance pay equal to six (6) months of his base salary, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period of twelve months after termination of employment. Under these provisions, Mr. Resmer may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Resmer during the term of the agreement.

Mr. Thorne. The Company entered into an employment agreement with Mr. Thorne, the Company's Chief Executive Officer. As part of the Agreement, in lieu of an annual salary, on April 23, 2002, Mr. Thorne was granted an option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share. These options vest monthly in twelve equal installments beginning January 1, 2002. In addition, on April 23, 2002, Mr. Thorne was granted an additional option to purchase up to 101,156 shares of Common Stock at an exercise price of $4.49 per share. These options vest, if at all, partially on June 30, 2002, and on December 31, 2002, based on the Company meeting the targets in its Corporate Bonus Plan for 2002. Any options not earned pursuant to the Corporate Bonus Plan for 2002 are forfeited. All unvested options will vest upon a change of control of the Company. The Company also pays Mr. Thorne up to $1,000 per month, net of taxes, for personal living expenses and up to $30,000 annually, net of taxes, for expenses incurred for travel between Illinois and the Company's Denver headquarters location. Mr. Thorne is entitled to standard benefits including vacation days, medical/dental insurance and participation in a cafeteria plan pursuant to Section 125 of the Internal Revenue Code.

Mr. Thorne's employment may be terminated by the Company or by him at any time and for any reason.

The Company has agreed to provide Mr. Thorne with severance pay equal to $350,000, unless his employment is terminated voluntarily or terminated for cause, as defined in the agreement.

The agreement contains non-competition provisions during the term of employment and for the period of twelve months after termination of employment. Under these provisions, Mr. Thorne may not:

  own an interest in, participate in the management of, or perform services for any competitive business or activity; or

  for a period of 12 months subsequent to termination, solicit any of the Company's employees to terminate their employment.

The agreement also contains a confidentiality provision as well as a provision recognizing that the Company owns all ideas and inventions conceived by Mr. Thorne during the term of the agreement.

Mr. Schneider. In July 2001, Mr. Schneider's employment with the Company terminated. The Company entered into an employment agreement with Mr. Schneider at the time of his hiring. Under the terms of his agreement, Mr. Schneider was entitled to receive severance pay in an amount equal to six months of his salary upon execution of a severance agreement. On July 2, 2001, the Compensation Committee of the Board of Directors awarded Mr. Schneider an option to purchase up to 75,000 shares of Common Stock under the Option Plan, as consideration for Mr. Schneider's services to the Company and his consent to extend the non-competition provisions of his agreement in connection with his departure from the Company. This option has a 5 year term and became exercisable on July 2, 2002. The exercise price of the option grant is $5.00 per share, which was above the fair market value of the Common Stock on the grant date ($3.10).

The Company does not have any existing employment agreements with any other Named Executive Officers.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors, which currently consists of Directors Mundheim (Chairman), Girgenti and Korshak, is responsible for establishing the base salary and incentive cash bonus programs to be in effect for the Company's executive officers and the Company's five highest paid employees and for administering certain other compensation programs for such individuals. The Compensation Committee also has the responsibility for the administration of the Company's 1999 Stock Incentive Plan (the ''Option Plan'') under which grants may be made to executive officers and other key employees.

Compensation Philosophy

The fundamental policy of the Compensation Committee is to provide the Company's executive officers with competitive compensation opportunities based upon their contribution to the financial success of the Company and their personal performance. It is the Compensation Committee's objective to have a substantial portion of each executive officer's compensation contingent upon the Company's performance as well as upon the executive officers own level of performance. Accordingly, the compensation package for each executive officer is comprised of three elements: (i) base salary which reflects individual performance and is designed to attract and retain executive talent, (ii) annual variable performance awards payable in cash and tied to the Company's achievement of financial performance milestones and its performance relative to competitors and business conditions, and (iii) long-term stock-based incentive awards which strengthen the mutuality of interests between the executive officers and the Company's stockholders. As an executive officer's level of responsibility increases, it is the intent of the Compensation Committee to have a greater portion of the executive officer's total compensation be dependent upon Company performance and stock price appreciation rather than base salary. The Compensation Committee makes subjective determinations which seek to take the foregoing philosophy and the following factors into consideration.

Specific Factors

The primary factors, which the Compensation Committee considered in establishing the components of each executive officer's compensation package for the 2001 fiscal year, are summarized below. The Compensation Committee may, however, in its discretion apply different factors, particularly different measures of financial performance, in setting executive compensation for future fiscal years.

  Base Salary. Initially, the base salaries of each of the executive officers (other than the Chief Executive Officer) were established in employment agreements. The Compensation Committee was involved in the negotiations of these agreements. The base salary levels for the executive officers was established for the 2001 fiscal year on the basis of the following factors: personal performance, job knowledge and skills, level of responsibility and authority relative to other positions in the Company, demonstrated teamwork, the estimated salary levels in effect for similar positions at companies within and outside the Company's industry with which the Company competes for executive talent, internal comparability considerations, and adherence to the Company's core values. Base salaries are reviewed on an annual basis, and adjustments are made in accordance with the factors indicated above.

  Annual Incentive Compensation. Each executive officer may also earn an incentive bonus each fiscal year on the basis of the Company's achievement of certain performance milestones established by the Compensation Committee at the start of that year.

  Equity Incentives. Equity incentives are provided primarily through stock option grants under the Option Plan. The grants are designed to align the interests of each executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. Each grant allows the individual to acquire shares of Common Stock at a fixed price per share (at least the market price on the grant date) over a specified period of time (up to 10 years). The shares subject to each option generally vest one-third after one year and the remaining in installments over a 24-month period, contingent upon the executive officer's continued employment with the Company. Accordingly, the option can provide value to the executive officer only if the executive officer remains employed by the Company during the applicable vesting period, and then only if the market price of the underlying shares appreciates over the option term.

The number of shares subject to each option grant is set at a level intended to create a meaningful opportunity for stock ownership based on the executive officer's current position with the Company, the base salary associated with that position, the size of comparable awards made to individuals in similar positions within the industry, the individual's potential for increased responsibility and promotion over the option term, and the individual's personal performance in recent periods. The Compensation Committee also takes into account the executive officer's existing holdings of Common Stock and the number of vested and unvested options held by that individual in order to maintain an appropriate level of equity incentive. However, the Compensation Committee does not intend to adhere to any specific guidelines as to the relative option holdings of the Company's executive officers.

Compensation of the Chief Executive Officer

On May 30, 2000, Oakleigh Thorne assumed the position of Chief Executive Officer. In lieu of salary, bonus and benefits, the Company granted Blumenstein/Thorne Information Partners I, L.P. (''BTIP''), an investment fund affiliated with Mr. Thorne, a fully vested option to purchase up to 1,000,000 shares of Common Stock. Of these 1,000,000 shares, 200,000 option shares have an exercise price of $3.875, the fair market value of the Company's Common Stock on the date of grant; 200,000 option shares have an exercise price of $3.875 per share, which was adjusted down from $15.00 per share, based on the Company's stocke price having closed at or above $6.00 for at least thirty (30) consecutive days prior to June 1, 2005; 300,000 option shares have an exercise price of $15.00 per share, which shall be adjusted to $3.875 if the Company's stock price closes at or above $9.00 for at least thirty (30) consecutive days prior to June 1, 2005; and 300,000 option shares have an exercise price of $15.00 per share, which shall be adjusted to $3.875 if the Company's stock price closes at or above $14.00 for at least thirty (30) consecutive days prior to June 1, 2005. The Compensation Committee awarded this stock option grant to BTIP to provide Mr. Thorne with a significant equity incentive to contribute to the financial success of the Company and to align his interests with those of the Company's stockholders. In addition, the Company pays certain of Mr. Thorne's personal living expenses associated with time spent in Denver related to his position as Chief Executive Officer.

Compliance with Internal Revenue Code Section 162(m)

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to publicly held companies for compensation exceeding $1 million paid to certain of the corporation's executive officers. The limitation applies only to compensation which is not considered to be performance-based. The non-performance based compensation to be paid to the Company's executive officers for the 2001 fiscal year did not exceed the $1 million limit per officer, nor is it expected that the non-performance based compensation to be paid to the Company's executive officers for the 2002 fiscal year will exceed that limit. The Option Plan is structured so that any compensation deemed paid to an executive officer in connection with the exercise of options with exercise prices equal to the fair market value of the Common Stock on the grant date that is granted by a committee comprised solely of "outside directors" will qualify as performance-based compensation which will not be subject to the $1 million limitation. Because it is very unlikely that the compensation payable (excluding performance based-compensation) to any of the Company's executive officers in the foreseeable future will approach the $1 million limit, the Compensation Committee has decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. The Compensation Committee will reconsider this decision should the individual compensation of any executive officer ever approach the $1 million level.

The Compensation Committee believes that the executive compensation policies and programs in effect for the Company's executive officers provide an appropriate level of total remuneration which properly aligns the Company's performance and the interests of the Company's stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Submitted by:
Robert H. Mundheim Christopher E. Girgenti Jeri L. Korshak
Members of the Compensation Committee

Compensation Committee Interlocks and Insider Participation

The following Directors served on the Compensation Committee during the fiscal 2001 year: Robert Mundheim, Christopher Girgenti, Jeri Korshak and Jack Blumenstein.

No director who served on the Compensation Committee during fiscal 2001 was, during the fiscal year, an officer or employee or was, prior to the fiscal year, an officer of the Company or any of its subsidiaries. No current executive officer of the Company has ever served as a member of the board of directors or compensation committee of any entity which has one or more of its executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

AUDIT COMMITTEE REPORT

The Audit Committee, which currently consists of Directors Girgenti (Chairman), Mundheim and Korshak, pursuant to its written charter (a copy of which was filed with the Proxy Statement for the 2000 annual meeting) is responsible for, among other things:

  reviewing the Company's annual financial statements and other relevant financial reports,

  reviewing the internal financial reports prepared by management,

  recommending engagement of the Company's independent accountants,

  approving the services performed by such accountants,

  consulting with such accountants and reviewing with them the results of their examination, and reviewing and evaluating the Company's systems of internal controls and the audit and financial reporting process.

Each member of the Company's Audit Committee is ''independent'' as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards.

The Audit Committee has received the written disclosures and the letter from the Company's independent public accountants required by Independence Standards Board Standard No. 1, ''Independence Discussions with Audit Committees.'' In addition, the Audit Committee discussed with the independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

The Audit Committee has discussed with the Company's independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, ''Communication with Audit Committees'' and, with and without its management present, reviewed and discussed the results of the independent auditors' examination of the Company's financial statements.

The Audit Committee also reviewed the Company's audited financial statements as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

The Audit Committee has also considered whether the provision of non-audit services by Arthur Andersen LLP to the Company is compatible with maintaining the independence of Arthur Andersen LLP and has discussed with the auditors such auditor's independence.

Based on its review, the Audit Committee recommended to the Board of Directors that the audited financial statements for the Company's fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-K for the Company's fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

On June 28, 2002, upon the recommendation of the Audit Committee and with the approval of the Board of Directors, the Company dismissed Arthur Andersen LLP as the Company's independent auditors. The Audit Committee then recommended and the Board approved, subject to stockholder ratification, the selection of KPMG LLP as independent auditors for the year ended December 31, 2002.

Submitted by:
Christopher E. Girgenti Robert H. Mundheim Jeri L. Korshak
Members of the Audit Committee

STOCK PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total return on the Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of the Nasdaq Stock Market (U.S.) Index and a Peer Group, for the period beginning December 15, 1999, the day the Common Stock began trading, through December 31, 2001.

COMPARISON OF 24 MONTH CUMULATIVE TOTAL RETURN*

AMONG ECOLLEGE.COM, THE NASDAQ STOCK MARKET (U.S.) INDEX,

A NEW PEER GROUP AND AN OLD PEER GROUP
	Cumulative Total Return
	12/15/99	12/99	12/00	12/01

ECOLLEGE.COM	100.00	99.44	36.94	28.82
NASDAQ STOCK MARKET (U.S.)	100.00	112.51	67.72	53.74
NEW PEER GROUP	100.00	91.34	63.79	45.34
OLD PEER GROUP	100.00	96.80	73.03	56.96

* $100 INVESTED ON 12/15/99 IN STOCK OR INDEX- INCLUDING REINVESTMENT OF DIVIDENDS. Fiscal year ending December 31.

(1)	The graph assumes that on December 15, 1999, $100 was invested in Common Stock and in each index, and all dividends were reinvested. No cash dividends have been declared on the Common Stock.
(2)	Stockholder returns over the indicated period should not be considered indicative of future stockholder results.
(3)

The Company's New Peer Group consists of twelve public companies engaged in various aspects of the eLearning industry, and includes: Click2Learn.com, Inc. (CLKS), Digitalthink, Inc. (DTHK), Docent, Inc. (DCNT), Healthstream, Inc. (HSTM), Learn2.com, Inc. (LTWC), Lightspan, Inc. (LSPN), Riverdeep Interactive Learning Limited (RVDP), Saba Software (SABA), Scientific Learning Corporation (SCIL), SkillSoft Corporation (SKIL), SmartForce Corporation (SMTF) and VCampus Corporation (VCMP).

(4)

The Company's Old Peer Group consisted of ten public companies engaged in various aspects of the eLearning industry, and included: Calibur Learning Network, Inc. (CLBR), Click2Learn.com, Inc. (CLKS), Learn2.com, Inc. (LTWC), Lightspan, Inc. (LSPN), Riverdeep Interactive Learning Limited (RVDP), Scientific Learning Corporation (SCIL), SkillSoft Corporation (SKIL), SmartForce Corporation (SMTF), VCampus Corporation (VCMP) and Zapme! Corporation (IZAP).

Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or future filings made by the Company under those statutes, the Compensation Committee Report, the Audit Committee Report, reference to the independence of the Audit Committee members and Stock Performance Graph are not deemed filed with the SEC and will not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes.

CERTAIN TRANSACTIONS

The Company's Amended and Restated Certificate of Incorporation and Bylaws provide for indemnification of all directors and officers. In addition, each non-employee director of the Company has entered into a separate indemnification agreement with the Company.

The Board of Directors has adopted a policy that all material transactions with affiliates will be on terms no less favorable to the Company than those available from unaffiliated third parties and will be approved by a majority of the disinterested members of the Board of Directors.

On June 23, 2000, the Company loaned $271,000 to a former executive officer of the Company. The full recourse promissory note that was issued was secured by shares of Common Stock owned by the former executive officer. The note was originally due on December 31, 2000. Interest accrued on the note through December 31, 2000 was paid during the first quarter of 2001. The note was extended until April 30, 2002 and began to bear interest at 9% per annum as of April 1, 2001. The principal, together with accrued but unpaid interest due on the outstanding unpaid balance, was payable in monthly installments through April 30, 2002. In January 2002, the Company purchased 15,801 of the pledged shares of Common Stock from the former executive officer for $3.00 per share, or $47,403, in lieu of cash payment on the note. In April 2002, the Company purchased 23,615 of the pledged shares of Common Stock from the former executive officer for $3.01 per share, or $71,080, in lieu of cash payment and in full and final satisfaction on the note.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and any persons who are the beneficial owners of more than ten percent of the Common Stock to file reports of ownership and changes in ownership with the SEC. Such directors, officers and greater than ten percent beneficial stockholders are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on its review of the copies of such forms received by it and written representations from reporting persons for the 2001 fiscal year, the Company believes that all of the Company's executive officers, directors and greater than ten percent beneficial stockholders complied with all applicable Section 16(a) reporting requirements for the 2001 fiscal year in a timely manner.

ANNUAL REPORT

A copy of the Annual Report of the Company for the fiscal year ended December 31, 2001 (the ''Annual Report'') is being mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement, except for executive officer biographical information contained in the Annual Report on Form 10-K under the heading entitled ''Executive Officers and Directors of eCollege.com,'' and is not considered proxy soliciting material.

FORM 10-K

The Company filed an Annual Report on Form 10-K with the SEC on March 28, 2002. Stockholders may obtain a copy of this report, without charge, by writing to Investor Relations at the Company's principal executive offices located at 10200 A East Girard Avenue, Denver, CO 80231.

STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Stockholder proposals intended for presentation at the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than the close of business on February 15, 2003 and no later than the close of business on March 17, 2003 if such proposals are to be considered timely and for inclusion in the Company's proxy statement. In addition, the proxy solicited by the Board of Directors for the 2003 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2003 Annual Meeting of Stockholders that is not described in the 2003 proxy statement unless the Company has received notice of such proposal on or before the close of business on March 17, 2003. However, if the Company determines to change the date of the 2003 Annual Meeting of Stockholders so that it occurs more than 30 days prior to, or more than 60 days after, August 14, 2003, stockholder proposals intended for presentation at the 2003 Annual Meeting of Stockholders must be received by the Secretary of the Company no earlier than 90 days prior to the date of such annual meeting and no later than the later of 60 days prior to the date of such annual meeting or the tenth day following the date on which public announcement of the date of such annual meeting is first made by the Company.

OTHER MATTERS

The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend. Discretionary authority with respect to such other matters is granted by the execution of the enclosed Proxy.

The Board of Directors of eCollege.com

Dated: July 15, 2002

__________________________________________________________

APPENDIX A
ECOLLEGE.COM 1999 STOCK INCENTIVE PLAN (Amended and Restated Through July 1, 2002)
ARTICLE ONE
GENERAL PROVISIONS
I.	PURPOSE OF THE PLAN

This 1999 Stock Incentive Plan is intended to promote the interests of eCollege.com, a Delaware corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.	STRUCTURE OF THE PLAN
A.	The Plan shall be divided into three separate equity programs:
(i)	the Discretionary Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common Stock,
(ii)

the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered the Corporation (or any Parent or Subsidiary), and

(iii)	the Automatic Award Program under which eligible non-employee Board members shall automatically receive options at periodic intervals to purchase shares of Common Stock.
B.	The provisions of Articles One and Five shall apply to all equity programs under the Plan and shall govern the interests of all persons under the Plan.
III.	ADMINISTRATION OF THE PLAN
A.	The following provisions shall govern the administration of the Plan:
(i)

The Board shall have the authority to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders but may delegate such authority in whole or in part to the Primary Committee.

(ii)

Administration of the Discretionary Option Grant and Stock Issuance Programs with respect to all other persons eligible to participate in those programs may, at the Board's discretion, be vested in the Primary Committee or a Secondary Committee, or the Board may retain the power to administer those programs with respect to all such persons.

(iii)	Administration of the Automatic Award Program shall be self-executing in accordance with the terms of that program.
B.	Each Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full power and authority subject to the provisions of the Plan:
(i)

to establish such rules as it may deem appropriate for proper administration of the Plan, to make all factual determinations, to construe and interpret the provisions of the Plan and the awards thereunder and to resolve any and all ambiguities thereunder;

(ii)

to determine, with respect to awards made under the Discretionary Option Grant and Stock Issuance Programs, which eligible persons are to receive such awards, the time or times when such awards are to be made, the number of shares to be covered by each such award, the vesting schedule (if any) applicable to the award, the status of a granted option as either an Incentive Option or a Non-Statutory Option and the maximum term for which the option is to remain outstanding;

(iii)	to amend, modify or cancel any outstanding award with the consent of the holder or accelerate the vesting of such award; and
(iv)	to take such other discretionary actions as permitted pursuant to the terms of the applicable program.
Decisions of each Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties.
B.

Members of the Primary Committee or any Secondary Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Committee and reassume all powers and authority previously delegated to such committee.

C.

Service on the Primary Committee or the Secondary Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Primary Committee or the Secondary Committee shall be liable for any act or omission made in good faith with respect to the Plan or any options or stock issuances under the Plan.

IV.	ELIGIBILITY
A.	The persons eligible to participate in the Discretionary Option Grant and Stock Issuance Programs are as follows:
(i)	Employees,
(ii)	non-employee members of the Board or the board of directors of any Parent or Subsidiary, and
(iii)	consultants and other independent advisors who provide services to the Corporation (or any Parent or Subsidiary).
B.	Only non-employee Board members shall be eligible to participate in the Automatic Award Program.
V.	STOCK SUBJECT TO THE PLAN
A.

The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Common Stock reserved for issuance over the term of the Plan shall not exceed 4,599,985 shares. Such authorized share reserve consists of (i) 1,684,083, which is the number of shares which remain available for issuance, as of the Plan Effective Date, under the Predecessor Plan, including the shares subject to the outstanding options to be incorporated into the Plan and the additional shares which would otherwise be available for future grant, (ii) 1,500,000 shares which were authorized by the Board and approved by the stockholders on September 17, 1999, (iii) 441,356 shares automatically added to the share reserve on January 3, 2000 pursuant to the Evergreen Feature, (iv) 484,185 shares automatically added to the share reserve on January 3, 2001 pursuant to the Evergreen Feature and (v) 490,361 shares automatically added to the share reserve on January 2, 2002 pursuant to the Evergreen Feature.

B.

No one person participating in the Plan may receive options, separately exercisable stock appreciation rights and direct stock issuances for more than five hundred thousand (500,000) shares of Common Stock in the aggregate per calendar year.

C.

Shares of Common Stock subject to outstanding options (including options incorporated into this Plan from the Predecessor Plan) shall be available for subsequent issuance under the Plan to the extent those options expire, terminate or are cancelled for any reason prior to exercise in full. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the original exercise or issue price paid per share, pursuant to the Corporation's repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent options or direct stock issuances under the Plan. However, should the exercise price of an option under the Plan be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an option or the vesting of a stock issuance under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock issued to the holder of such option or stock issuance. Shares of Common Stock underlying one or more stock appreciation rights exercised under the Plan shall not be available for subsequent issuance.

D.

If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year, (iii) the class of securities for which grants/issuances are subsequently to be made under the Automatic Award Program to new and continuing non-employee Board members, (iv) the number and/or class of securities and the exercise price per share in effect under each outstanding option under the Plan and (v) the number and/or class of securities and price per share in effect under each outstanding option incorporated into this Plan from the Predecessor Plan. Such adjustments to the outstanding options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

ARTICLE TWO
DISCRETIONARY OPTION GRANT PROGRAM
I.	OPTION TERMS

Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator; provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

A.	Exercise Price.
1.

The exercise price per share shall be fixed by the Plan Administrator at the time of the option grant, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date.

2.

The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section II of Article Five and the documents evidencing the option, be payable in cash or check made payable to the Corporation. Should the Common Stock be registered under Section 12 of the 1934 Act at the time the option is exercised, then the exercise price may also be paid as follows:

(i)	shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation's earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date, or
(ii)

to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable instructions to (a) a Corporation-approved brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.
B.

Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the documents evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

C.	Cessation of Service.
1.	The following provisions shall govern the exercise of any options outstanding at the time of the Optionee's cessation of Service or death:
(i)

Any option outstanding at the time of the Optionee's cessation of Service for any reason shall remain exercisable for such period of time thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(ii)	Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.
(iii)

During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent the option is not otherwise at that time exercisable for vested shares.

(iv)

Should the Optionee's Service be terminated for Misconduct or should the Optionee engage in Misconduct while his or her options are outstanding, then all such options shall terminate immediately and cease to be outstanding.

2.	The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding:
(i)

to extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service to such period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or

(ii)

to permit the option to be exercised, during the applicable post-Service exercise period, for one or more additional installments in which the Optionee would have vested had the Optionee continued in Service.

D.

Stockholder Rights. The holder of an option shall have no stockholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of record of the purchased shares.

E.

Repurchase Rights. The Plan Administrator shall have the discretion to grant options which are exercisable for unvested shares of Common Stock. Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.

Limited Transferability of Options. During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than to a Beneficiary following the Optionee's death. Non-Statutory Options shall be subject to the same restrictions, except that a Non-Statutory Option may, to the extent permitted by the Plan Administrator, be assigned in whole or in part during the Optionee's lifetime (I) as a gift to one or more members of the Optionee's immediate family, to a trust in which Optionee and/or one or more such family members hold more than fifty percent (50%) of the beneficial interest or to an entity in which more than fifty percent (50%) of the voting interests are owned by one or more such family members or (ii) pursuant to a domestic relations order. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.	INCENTIVE OPTIONS

The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Five shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

A.	Eligibility. Incentive Options may only be granted to Employees.
B.	Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.
C.

Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

D.

10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III.	CHANGE IN CONTROL/HOSTILE TAKE-OVER
A.

Each option outstanding at the time of a Change in Control but not otherwise fully-vested shall automatically accelerate so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for all of the shares of Common Stock at the time subject to that option and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding option shall not so accelerate if and to the extent: (I) such option is, in connection with the Change in Control, assumed or otherwise continued in full force and effect by the successor corporation (or parent thereof) pursuant to the terms of the Change in Control, (ii) such option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in Control on the shares of Common Stock for which the option is not otherwise at that time exercisable and provides for subsequent payout in accordance with the same vesting schedule applicable to those option shares or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant. Each option outstanding at the time of the Change in Control shall terminate as provided in Section III.C. of this Article Two.

B.

All outstanding repurchase rights shall also terminate automatically, and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent: (I) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

C.

Immediately following the consummation of the Change in Control, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise expressly continued in full force and effect pursuant to the terms of the Change in Control.

D.

Each option which is assumed in connection with a Change in Control shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments to reflect such Change in Control shall also be made to (I) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan and (iii) the maximum number and/or class of securities for which any one person may be granted options, separately exercisable stock appreciation rights and direct stock issuances under the Plan per calendar year.

E.

The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part in connection with a Change in Control, whether or not those options are assumed or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Any such option shall accordingly become exercisable, immediately prior to the effective date of such Change in Control, for all or part of the shares of Common Stock at the time subject to that option and may be exercised for some or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall not be assignable in connection with such Change in Control and shall terminate upon the consummation of such Change in Control.

F.

The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which those options do not otherwise accelerate. Any options so accelerated shall remain exercisable for fully-vested shares until the earlier of (I) the expiration of the option term or (ii) the expiration of the one (1) year period measured from the effective date of the Involuntary Termination. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall immediately terminate upon such Involuntary Termination.

G.

The Plan Administrator may at any time provide that one or more options will automatically accelerate in full or in part in connection with a Hostile Take-Over. Any such option shall become exercisable, immediately prior to the effective date of such Hostile Take-Over, for all or part of the shares of Common Stock at the time subject to that option and may be exercised for some or all of those shares as fully-vested shares of Common Stock. In addition, the Plan Administrator may at any time provide that one or more of the Corporation's repurchase rights shall terminate automatically upon the consummation of such Hostile Take-Over. Alternatively, the Plan Administrator may condition such automatic acceleration and termination upon an Involuntary Termination of the Optionee's Service within a designated period (not to exceed eighteen (18) months) following the effective date of such Hostile Take-Over. Each option so accelerated shall remain exercisable for fully-vested shares until the expiration or sooner termination of the option term.

H.

The portion of any Incentive Option accelerated in connection with a Change in Control or Hostile Take Over shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

IV.	STOCK APPRECIATION RIGHTS

The Plan Administrator may, subject to such conditions as it may determine, grant to selected Optionees stock appreciation rights which will allow the holders of those rights to elect between the exercise of the underlying option for shares of Common Stock and the surrender of that option in exchange for a distribution from the Corporation in an amount equal to the excess of (a) the Option Surrender Value of the number of shares for which the option is surrendered over (b) the aggregate exercise price payable for such shares. The distribution may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

ARTICLE THREE
STOCK ISSUANCE PROGRAM
I.	STOCK ISSUANCE TERMS

Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening options. Shares of Common Stock may also be issued under the Stock Issuance Program pursuant to share right awards which entitle the recipients to receive those shares upon the attainment of designated performance goals or Service requirements. Each such award shall be evidenced by one or more documents which comply with the terms specified below.

A.	Purchase Price.
1.

The purchase price per share of Common Stock subject to direct issuance shall be fixed by the Plan Administrator, but shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the issuance date.

2.

Subject to the provisions of Section II of Article Five, shares of Common Stock may be issued under the Stock Issuance Program for any of the following items of consideration which the Plan Administrator may deem appropriate in each individual instance:

(i)	cash or check made payable to the Corporation, or
(ii)	past services rendered to the Corporation (or any Parent or Subsidiary).
B.	Vesting/Issuance Provisions.
1.

The Plan Administrator may issue shares of Common Stock which are fully and immediately vested upon issuance or which are to vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Alternatively, the Plan Administrator may issue share right awards which shall entitle the recipient to receive a specified number of vested shares of Common Stock upon the attainment of one or more performance goals or Service requirements established by the Plan Administrator.

2.

Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to his or her unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

3.

The Participant shall have full stockholder rights with respect to the issued shares of Common Stock, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

4.

Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock, or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the Participant attributable to the surrendered shares.

5.

The Plan Administrator may waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

6.

Outstanding share right awards shall automatically terminate, and no shares of Common Stock shall actually be issued in satisfaction of those awards, if the performance goals or Service requirements established for such awards are not attained. The Plan Administrator, however, shall have the authority to issue shares of Common Stock in satisfaction of one or more outstanding share right awards as to which the designated performance goals or Service requirements are not attained.

II.	CHANGE IN CONTROL/HOSTILE TAKE-OVER
A.

All of the Corporation's outstanding repurchase rights shall terminate automatically, and all the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent (i) those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect pursuant to the terms of the Change in Control or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

B.

The Plan Administrator may at any time provide for the automatic termination of one or more of those outstanding repurchase rights and the immediate vesting of the shares of Common Stock subject to those terminated rights upon (i) a Change in Control or Hostile Take-Over or (ii) an Involuntary Termination of the Participant's Service within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control or Hostile Take-Over in which those repurchase rights are assigned to the successor corporation (or parent thereof) or otherwise continue in full force and effect.

III.	SHARE ESCROW/LEGENDS

Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

ARTICLE FOUR
AUTOMATIC AWARD PROGRAM
I.	BASIC TERMS
A.	Grant Dates. Options shall be granted on the dates specified below:
1.

Initial. Each individual, who is either (a) elected as a non-employee Board member at the 2002 Annual Stockholders Meeting (except for Mr. Mundheim) or (b) first elected or appointed as a non-employee Board member at any time after the 2002 Annual Stockholders Meeting and who has not previously been in the employ of the Corporation or any Parent or Subsidiary, shall automatically be granted, on the date of such election or appointment, a Non-Statutory Option valued at $125,000, as determined on the date of grant by the Corporation based upon the Black-Scholes model (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (an "Initial Option"). Although an Initial Option will be granted to Ms. Korshak on the date that the 2002 Annual Stockholders Meeting is held, January 2, 2002 will be deemed to be the grant date of her Initial Option for purposes of determining the option value, setting the exercise price and establishing the vesting schedule for the option.

2.	Annual.
(a)

Committee. On the first business day in January of each year, beginning with 2003, each non-employee Board member who is serving as a member of a committee of the Board, shall automatically be granted, for each committee on which he or she serves, a Non-Statutory Option valued at $5,000 as determined by the Corporation on the date of grant based upon the Black-Scholes model (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (a "Committee Option").

(b)

Chairperson. On the first business day in January of each year, beginning with 2003, each individual who is serving as the chair of a committee of the Board, shall automatically be granted, for each committee he or she chairs, a Non-Statutory Option valued at $5,000 as determined by the Corporation on the date of grant based upon the Black-Scholes model (using a five year AA corporate rate at the time and the Corporation's weekly stock price volatility) (a "Chairperson Option").

B.

Exercise Price. The exercise price per share subject to each option granted under this program shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date. The exercise price shall be payable in one or more of the alternative forms authorized under the Discretionary Option Grant Program. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

C.	Option Term. Each option shall have a term of six years measured from the option grant date.
D.

Exercise and Vesting. Each option shall be immediately exercisable for any or all of the option shares. However, any shares purchased under the option shall be subject to repurchase by the Corporation, at the exercise price paid per share, upon the Optionee's cessation of Board service prior to vesting in those shares. The shares subject to each Initial Option shall vest, and the Corporation's repurchase right shall lapse, in a series of sixty monthly installments upon the Optionee's completion of each month of Board service measured from the option grant date. The shares subject to each Committee Option and Chairperson Option shall vest, and the Corporation's repurchase right shall lapse, in a series of twelve monthly installments upon the Optionee's completion of each month of Board service measured from the option grant date.

E.	Cessation of Board Service.
1.

Any option outstanding at the time of the Optionee's cessation of Board service for any reason shall remain exercisable for a twelve (12)-month period following the date of such cessation of Board service, but in no event shall such option be exercisable after the expiration of the option term.

2.	Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by his or her Beneficiary.
3.

Following the Optionee's cessation of Board service, the option may not be exercised in the aggregate for more than the number of shares for which the option was exercisable on the date of such cessation of Board service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Board service, terminate and cease to be outstanding for any and all shares for which the option is not otherwise at that time exercisable.

4.

However, should the Optionee cease to serve as a Board member by reason of death or Permanent Disability, then all shares at the time subject to any option granted under this Automatic Award Program shall immediately vest so that such option may, during the twelve (12)-month exercise period following such cessation of Board service, be exercised for all or any portion of those shares as fully-vested shares of Common Stock.

II.	CHANGE IN CONTROL/HOSTILE TAKE-OVER
A.

In the event of any Change in Control or Hostile Take-Over, the shares of Common Stock at the time subject to each outstanding option but not otherwise vested shall automatically vest in full so that each such option may, immediately prior to the effective date of such Change in Control or Hostile Take-Over, became fully exercisable for all of the shares of Common Stock at the time subject to such option and maybe exercised for all or any of those shares as fully-vested shares of Common Stock. Each such option accelerated in connection with a Change in Control shall terminate upon the Change in Control, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control. Each such option accelerated in connection with a Hostile Take-Over shall remain exercisable until the expiration or sooner termination of the option term.

B.

All outstanding repurchase rights shall automatically terminate and the shares of Common Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control or Hostile Take-Over.

C.

Upon the occurrence of a Hostile Take-Over, the Optionee shall have a thirty (30)-day period in which to surrender to the Corporation each of his or her outstanding options. The Optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (I) the Option Surrender Value of the shares of Common Stock at the time subject to each surrendered option (whether or not the option is otherwise at the time exercisable for those shares) over (ii) the aggregate exercise price payable for such shares. Such cash distribution shall be paid within five (5) days following the surrender of the option to the Corporation.

D.

Each option which is assumed in connection with a Change in Control shall be appropriately adjusted to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Change in Control had the option been exercised immediately prior to such Change in Control. Appropriate adjustments shall also be made to the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

III.	REMAINING TERMS
The remaining terms of each option granted under the Automatic Award Program shall be the same as the terms in effect for options made under the Discretionary Option Grant Program.

ARTICLE FIVE
MISCELLANEOUS
I.	NO IMPAIRMENT OF AUTHORITY

Outstanding awards shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

II.	FINANCING

The Plan Administrator may permit any Optionee or Participant to pay the option exercise price under the Discretionary Option Grant Program or the purchase price of shares issued under the Stock Issuance Program by delivering a full-recourse, interest bearing promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares (less the par value per share) plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

III.	TAX WITHHOLDING
A.

The Corporation's obligation to deliver shares of Common Stock upon the exercise of options or the issuance or vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.

The Plan Administrator may, in its discretion, provide any or all holders of Non-Statutory Options or unvested shares of Common Stock under the Plan with the right to use shares of Common Stock in satisfaction of all or part of the Withholding Taxes incurred by such holders in connection with the exercise of their options or the vesting of their shares. Such right may be provided to any such holder in either or both of the following formats:

Stock Withholding: The election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such Non-Statutory Option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the Withholding Taxes (not to exceed one hundred percent (100%)) designated by the holder.

Stock Delivery: The election to deliver to the Corporation, at the time the Non-Statutory Option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such holder (other than in connection with the option exercise or share vesting triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes (not to exceed one hundred percent (100%)) designated by the holder.

IV.	EFFECTIVE DATE AND TERM OF THE PLAN
A.	The Plan shall become effective immediately upon the Plan Effective Date. Options may be granted under the Discretionary Option Grant Program at any time on or after the Plan Effective Date.
B.

The Plan shall serve as the successor to the Predecessor Plan, and no further options or direct stock issuances shall be made under the Predecessor Plan after the Plan Effective Date. All options outstanding under the Predecessor Plan on the Plan Effective Date have been incorporated into the Plan and were treated as outstanding options under the Plan. However, each option so incorporated shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of Common Stock.

C.

One or more provisions of the Plan, including (without limitation) the option/vesting acceleration provisions of Article Two relating to Changes in Control, may, in the Plan Administrator's discretion, be extended to one or more options incorporated from the Predecessor Plan which do not otherwise contain such provisions.

D.

The Plan shall terminate upon the earliest of (i) September 16, 2009, (ii) the date on which all shares available for issuance under the Plan shall have been issued as fully-vested shares or (iii) the termination of all outstanding options in connection with a Change in Control. Upon such plan termination, all outstanding options and unvested stock issuances shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such grants or issuances.

V.	AMENDMENT OF THE PLAN
A.

The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to stock options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

B.

Options to purchase shares of Common Stock may be granted under the Discretionary Option Grant Program and shares of Common Stock may be issued under the Stock Issuance Program that are in each instance in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

C.	The Board amended and restated the Plan on January 3, 2000 in order to reflect the 2000 automatic increase in the share reserve pursuant to the Evergreen Feature.
D.

The Board amended and restated the Plan on July 1, 2002 (the "July 2002 Amendment and Restatement") in order to (i) eliminate the Evergreen Feature of the Plan, (ii) eliminate the Salary Investment Option Grant Program, (iii) eliminate the Director Fee Option Grant Program and (iv) effect the following changes to the Automatic Award Program:

1.

Each initial option grant to purchase 5,000 shares of Common Stock was changed to an option worth $125,000. The vesting of the shares subject to the initial option grant was changed from annual vesting over four years to monthly vesting over five years.

2.

Each annual option grant to purchase 2,500 shares of Common Stock was changed to (a) an option worth $5,000 and (b) an additional option worth $5,000 if the person is serving as the chairperson of a committee of the Board. Prior to 2002, the annual grant was made on the date of each Annual Stockholders Meeting but, beginning in 2003, will be granted on the first business day of the year. The vesting of the shares subject to the annual option grant changed from fully vesting on the first anniversary of the date of grant to becoming vested in twelve monthly installments.

3.	The maximum term of each option granted under the Automatic Award Program was changed from ten years to six years.
VI.	USE OF PROCEEDS
Any cash proceeds received by the Corporation from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.
VII.	REGULATORY APPROVALS
A.

The implementation of the Plan, the granting of any stock option under the Plan and the issuance of any shares of Common Stock (i) upon the exercise of any granted option or (ii) under the Stock Issuance Program shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options granted under it and the shares of Common Stock issued pursuant to it.

B.

No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which Common Stock is then listed for trading.

VIII.	NO EMPLOYMENT/SERVICE RIGHTS

Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

__________________________________________________________

APPENDIX

The following definitions shall be in effect under the Plan:

A. Automatic Award Program shall mean the Automatic Award Program in effect under the Plan.

B. Beneficiary shall mean, in the event the Plan Administrator implements a beneficiary designation procedure, the person designated by an Optionee or Participant, pursuant to such procedure, to succeed to such person's rights under any outstanding awards held by him or her at the time of death. In the absence of such designation or procedure, the Beneficiary shall be the personal representative of the estate of the Optionee or Participant or the person or persons to whom the award is transferred by will or the laws of descent and distribution.

C. Board shall mean the Corporation's Board of Directors.

D. Change in Control shall mean a change in ownership or control of the Corporation effected through any of the following transactions:

(i)   a merger, consolidation or reorganization approved by the Corporation's stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Corporation's outstanding voting securities immediately prior to such transaction,

(ii)   any stockholder-approved transfer or other disposition of all or substantially all of the Corporation's assets, or

(iii)   the acquisition, directly or indirectly by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board recommends such stockholders accept.

E. Code shall mean the Internal Revenue Code of 1986, as amended.

F. Common Stock shall mean the Corporation's common stock.

G. Corporation shall mean eCollege.com, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of eCollege.com which shall by appropriate action adopt the Plan.

H. Discretionary Option Grant Program shall mean the discretionary option grant program in effect under the Plan.

I. Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

J. Evergreen Feature shall mean the feature of the Plan, which was in effect prior to the July 2002 Amendment and Restatement, that automatically increased the number of shares of Common Stock available for issuance under the Plan on the first trading day of each of calendar year 2000, 2001, and 2002, by an amount equal to three percent (3%) of the shares of Common Stock outstanding on the last trading day of the immediately preceding calendar year.

K. Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

L. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)   If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)   If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

M. Hostile Take-Over shall mean:

(i)   the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

(ii)   a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

N. Incentive Option shall mean an option which satisfies the requirements of Code Section 422.

O. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

(ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation or Parent or Subsidiary employing the individual which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

P. Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Parent or Subsidiary), or any intentional wrongdoing by such person, whether by omission or commission, which adversely affects the business or affairs of the Corporation (or any Parent or Subsidiary) in a material manner. This shall not limit the grounds for the dismissal or discharge of any person in the Service of the Corporation (or any Parent or Subsidiary).

Q. 1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R. Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

S. Option Surrender Value shall mean the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation or, in the event of a Hostile Take-Over, effected through a tender offer, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over, if greater. However, if the surrendered option is an Incentive Option, the Option Surrender Value shall not exceed the Fair Market Value per share.

T. Optionee shall mean any person to whom an option is granted under the Discretionary Option Grant and Automatic Award Program.

U. Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V. Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

W. Permanent Disability or Permanently Disabled shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Automatic Award Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

X. Plan shall mean the Corporation's 1999 Stock Incentive Plan, as amended and restated.

Y. Plan Administrator shall mean the particular entity, whether the Primary Committee, the Board or the Secondary Committee, which is authorized to administer the Discretionary Option Grant and Stock Issuance Programs with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction. However, the Primary Committee shall have the plenary authority to make all factual determinations and to construe and interpret any and all ambiguities under the Plan to the extent such authority is not otherwise expressly delegated to any other Plan Administrator.

Z. Plan Effective Date shall mean September 17, 1999, the date on which the Plan was adopted by the Board.

AA. Predecessor Plan shall mean the Corporation's pre-existing 1997 Stock Option Plan in effect immediately prior to the Plan Effective Date hereunder.

BB. Primary Committee shall mean the committee of two (2) or more non-employee Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to Section 16 Insiders.

CC. Secondary Committee shall mean a committee of one (1) or more Board members appointed by the Board to administer the Discretionary Option Grant and Stock Issuance Programs with respect to eligible persons other than Section 16 Insiders.

DD. Section 12 Registration Date shall mean the date on which the Common Stock is first registered under Section 12(g) of the 1934 Act.

EE. Section 16 Insider shall mean an officer or director of the Corporation subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

FF. Service shall mean the performance of services for the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant or stock issuance.

GG. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

HH. Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

II. Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or Subsidiary).

KK. Withholding Taxes shall mean the Federal, state and local income and employment withholding tax liabilities to which the holder of Non-Statutory Options or unvested shares of Common Stock may become subject in connection with the exercise of those options or the vesting of those shares.

__________________________________________________________

PROXY	eCollege.com	PROXY

Annual Meeting of Stockholders, August 14, 2002
This Proxy is Solicited on Behalf of the Board of Directors of eCollege.com

The undersigned hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held August 14, 2002, and the Proxy Statement and appoints Oakleigh Thorne and Douglas Kelsall, and each of them, the Proxy of the undersigned, with full power of substitution, to vote all shares of Common Stock of eCollege.com (the "Company") that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at 4900 S. Monaco Street, Denver, Colorado 80237 on Wednesday, August 14, 2002, at 10:00 a.m., local time (the "Annual Meeting"), and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present thereat.

The Board of Directors recommends a vote IN FAVOR OF each director listed below and a vote IN FAVOR OF each of the listed proposals. This Proxy, when properly executed, will be voted as specified below. If no specification is made, this Proxy will be voted IN FAVOR OF the election of each of the directors listed below and IN FAVOR OF the other proposals and as said proxies deem advisable on such other matters as may properly come before the Annual Meeting.

ITEM 1 To elect directors to serve for a one-year term or until the successors are duly elected and qualified.	[ ] For All Nominees listed below (except as marked to the contrary) [ ] WITHHOLD Authority to vote for all nominees listed	ITEM 3 To ratify the appointment of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 2002.	[ ] FOR [ ] AGAINST [ ] ABSTAIN
01 Oakleigh Thorne 02 Jack W. Blumenstein 03 Christopher E. Girgenti 04 Jeri L. Korshak 05 Robert H. Mundheim 06 Douglas H. Kelsall	To withhold authority to vote for any individual nominee, write that nominee's name in the following space __________________________	ITEM 4 In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.	[ ] FOR [ ] AGAINST [ ] ABSTAIN
ITEM 2 To approve the amendment and restatement of the Company's 1999 Stock Incentive Plan (the "Option Plan").	[ ] FOR [ ] AGAINST [ ] ABSTAIN
Dated:____________________________________________, 2002
_______________________________________________________ Signature
_______________________________________________________ Signature if held jointly

Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or limited liability company, please sign name by an authorized person. Please complete, date and sign this proxy card and return it promptly in the accompanying envelope.

INTERNET VOTING INSTRUCTIONS: Go to the following web site computershare.com/us/proxy. Enter your 14 digit CONTROL NUMBER and 5 digit PIN NUMBER located at the bottom of this proxy and then follow the voting instructions on the screen. If you vote by the internet, please DO NOT mail back this proxy card.

CONTROL NUMBER	PIN NUMBER